Putnam
New Value
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam New Value Fund's strongly positive results during the first half of fiscal 2001 stand in stark contrast to the stock market's generally negative performance during the period. Of course, one must never assume that past performance will assure similar results in the future, but the fund's value-oriented strategy certainly acquitted itself during the six months ended February 28, 2001.

As he explains in the following report, Fund Manager David King was able to capitalize on a series of favorable developments in the market sectors in which the fund invests, while the equity markets, in general, foundered. It must also be said that the positive results were due in no small part to astute stock selection by the management team.

Dave looks with continued optimism at prospects for the stocks in which your fund invests. As always, he will continue to call upon Putnam's extensive research capabilities in his search for compelling values.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
April 18, 2001


REPORT FROM FUND MANAGEMENT

David L. King

Last September, as Putnam New Value Fund's 2001 fiscal year commenced, sentiment regarding the economy was shifting from fear of inflation to fear of a recession. The economic slowdown, evidenced by widespread earnings disappointments, belt-tightening, and waning consumer confidence, was greater than most had anticipated. Value investing styles, which had tentatively regained dominance earlier in the year, established solid footing in the fourth quarter of 2000 as investors ditched declining technology issues in favor of reasonably priced stocks of companies with more predictable profitability.

Total return for 6 months ended 2/28/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   12.91%   6.40%   12.50%   7.50%   12.49%  11.49%   12.61%   8.68%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FUND BENEFITED FROM AVOIDING TECH WRECK

An earlier-than-expected move by the Federal Reserve Board reduced short-term interest rates by half a percentage point on January 3, 2001, and was followed by an additional half-point reduction just 28 days later. This surprisingly aggressive Fed action pushed the level of market volatility, historically high in the month of January, to new extremes. As uncertainty continued throughout February, the best performance came from stocks in defensive sectors. Against a backdrop of change and investor caution, your fund posted strong returns for the semiannual period ended February 28, 2001.

It has been our opinion for some time that the technology sector is overvalued. Accordingly, technology stocks have continued to represent a very small portion of this fund. While we did not participate in the spectacular run-up of tech stocks in 1999, we did not experience the horrific decline of these shares in 2000 either. By deftly avoiding the impact of the tech wreck, your fund garnered stronger, competitive returns for the most recent period.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking	            12.2%

Oil and gas     	 8.7%

Financial	         7.4%

Retail	             7.0%

Pharmaceuticals	     5.6%

Footnote reads:
*Based on net assets as of 2/28/01. Holdings will vary over time.

Although the fund has only a slight exposure to technology and its positions within that sector are small, they produced net positive returns for the fund despite the overall decline of the sector. NCR Corp., Eastman Kodak, and Computer Associates contributed to fund performance and illustrated the strength of our disciplined, value-oriented stock selection process, which aims to identify the most buoyant stocks within challenged sectors. We sold the fund's shares of NCR for a profit near the end of the period.

* FUND SELECTS FROM LOWER-QUALITY HOLDINGS

In our two preceding reports to shareholders, we explained that the market's preoccupation with growth stocks and technology issues was so complete as to cause an abundance of high-quality, fundamentally healthy companies to be undervalued. Indeed, the opportunity to buy stocks of companies not typically found in value portfolios was a prevalent investment theme for the fund during 2000.

The economic environment has changed quite dramatically in the interim. Investors' steadily increasing demand for high-quality stocks has bid up share prices. This was good news because it translated into appreciation for many of the fund's holdings. However, it now means that quality comes at a premium, and fewer top-quality stocks are priced appropriately for this value-oriented portfolio.

Therefore, where the potential for high returns seems apparent, we are selectively investing in lower-quality companies that carry higher levels of debt. It should be noted that in an economic environment such as ours today, in which interest rates are declining, debt burdens become lighter and the risks associated with company debt are diminished somewhat. The Fed's decision to lower interest rates aggressively has put a safety net under lower-quality companies that may be over-leveraged, and this fund's mandate allows us to take a slightly higher level of risk in pursuit of higher returns.

One example of our success with a lower-quality company has been the extremely strong performance of the fund's position in Rite Aid
Corporation convertible bonds. Rite Aid, one of the nation's largest retail drug-store chains, suffered financial problems and many investors presumed the company to be headed for bankruptcy.

"In a lower interest-rate environment, companies with high debt levels are not as risky as they were before. It is time to increase the risk of the portfolio prudently by investing in lower-quality companies where we see opportunities for very high returns."

-- David L. King, portfolio manager, Putnam New Value Fund

Our research did not support that view, and so we accumulated a rather large position in the company's convertible bonds. Over the past six months, Rite Aid improved sales results and offered convertible bondholders the opportunity to convert their holdings into common stock at a price that represented a significant premium over our cost basis. Our position appreciated substantially during the time period. Interestingly Rite Aid Corporation was the best-performing stock on the New York Stock Exchange in the final week of February 2001. While this stock, as well as others mentioned in this report, were viewed favorably at the time of this report, all are subject to review in accordance with the fund's investment strategy and may change in the future.

The fund continues to invest selectively in lower-quality companies in which we believe high returns are likely. During the reporting period, we added to our positions in Owens-Illinois and Service Corporation International. Calendar year-to-date performance of these holdings has been promising. Share prices for both doubled between January 1 of this year and the last day of the semiannual period. We also initiated a position in Xerox Corporation, which we deem very attractive at recent prices. The company's balance sheet shows marked improvement, a signal we believe is indicative of a potential turnaround.

* FUND MAINTAINED CAUTION IN SLOWING ECONOMY

Stock selection and fund positions were driven in part by our recognition of the slowing economy. We maintained cautious stances on basic materials, capital goods, and technology stocks and opted to keep the portfolio virtually free of these cyclical stocks. This positioning benefited shareholders during the period. Financial stocks, particularly those with some interest-rate sensitivity, were strong performers, including Fannie Mae and various savings and loan institutions. An emphasis on consumer staples also contributed to fund returns. Pepsi Bottling Group, Inc. was among the portfolio's best performing stocks in the semiannual period.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Citigroup, Inc.
Financial

Fannie Mae
Financial

SBC Communications, Inc.
Regional Bells

Bank of America Corp.
Banking

Exxon Mobil Corp.
Oil and gas

Republic Services, Inc.
Waste management

Philip Morris Cos., Inc.
Tobacco

Transocean Sedco Forex, Inc.
Energy

Royal Dutch Petroleum Co. PLC
ADR (Netherlands)
Oil and gas

Charter One Financial, Inc.
Banking

Footnote reads:
These holdings represent 26.0% of the fund's net assets as of 2/28/01. Portfolio holdings will vary over time.


In anticipation of falling interest rates, we increased fund exposure to well-known specialty retailers, including Staples, the office-supply giant, and Lowe's Companies, Inc., which deals in building materials. Staples is a new addition to the portfolio. Both Staples and Lowe's have performed well in the short time the fund has owned them.

* CHANGING ECONOMY CALLS FOR ACTIVE STRATEGY

Despite the extraordinary volatility we have seen recently, we believe that in coming months the economy will begin to respond to recently lowered interest rates. Many have speculated that positive changes will be evident in the second half of 2001. However, it generally takes between six and nine months for the full impact of monetary policy to take hold.

We believe that by 2002, the economy and the markets will be benefiting from the lower rates. In the interim, we expect to position the portfolio incrementally toward basic industries, capital goods, and technology, giving the portfolio a more cyclical profile. Cyclical companies typically benefit from a strengthening economy. The fund will continue to seek opportunities among more leveraged companies, which become increasingly attractive as interest rates fall.

One advantage of actively managed funds is that they can respond to the changing economic landscape. Your fund can be opportunistic in the face of change. As always, we remain committed to discovering the most profitable opportunities among value stocks and helping our shareholders to achieve their long-term investment goals.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/28/01, there is no guarantee the fund will continue to hold these securities in the future.

The stocks of small and midsize companies may experience greater price fluctuations than those of larger companies.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New Value Fund is designed for investors seeking long-term capital appreciation through investments in undervalued common stocks.


TOTAL RETURN FOR PERIODS ENDED 2/28/01

                     Class A        Class B         Class C         Class M
(inception dates)   (1/3/95)       (2/26/96)       (7/26/99)       (2/26/96)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         12.91%   6.40%  12.50%   7.50%  12.49%  11.49%  12.61%   8.68%
------------------------------------------------------------------------------
1 year           41.05   32.92   40.03   35.03   39.88   38.88   40.36   35.42
------------------------------------------------------------------------------
5 years          85.90   75.21   78.97   76.97   78.85   78.85   81.38   75.07
Annual average   13.20   11.87   12.35   12.09   12.33   12.33   12.65   11.85
------------------------------------------------------------------------------
Life of fund    159.06  144.13  147.17  147.17  146.95  146.95  151.06  142.28
Annual average   16.74   15.62   15.85   15.85   15.84   15.84   16.15   15.48
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/01

                      Standard & Poor's       Russell 3000        Consumer
                         500 Index            Value Index        price index
----------------------------------------------------------------------------
6 months                  -17.84%                 2.56%             2.03%
----------------------------------------------------------------------------
1 year                     -8.20                 16.94              3.59
----------------------------------------------------------------------------
5 years                   109.18                102.40             13.60
Annual average             15.91                 15.15              2.58
----------------------------------------------------------------------------
Life of fund              200.34                187.70             17.31
Annual average             19.54                 18.70              2.62
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of the reporting period, the fund was offered on a limited basis and had limited assets. Performance data reflect an expense limitation previously in effect. Without it, the fund's total return would have been lower.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/28/01

                          Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)       1             1             1             1
------------------------------------------------------------------------------
Income                    $0.207        $0.110        $0.171        $0.142
------------------------------------------------------------------------------
Capital gains               --            --            --            --
------------------------------------------------------------------------------
  Total                   $0.207        $0.110        $0.171        $0.142
------------------------------------------------------------------------------
Share value:           NAV     POP        NAV           NAV      NAV     POP
------------------------------------------------------------------------------
8/31/00               $13.08  $13.88    $12.92        $12.97    $13.00  $13.47
------------------------------------------------------------------------------
2/28/01                14.55   15.44     14.42         14.41     14.49   15.02
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 3/31/01 (most recent calendar quarter)

                     Class A        Class B         Class C         Class M
(inception dates)   (1/3/95)       (2/26/96)       (7/26/99)       (2/26/96)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         10.18%   3.81%   9.68%   4.68%   9.67%   8.67%   9.80%   5.93%
------------------------------------------------------------------------------
1 year           23.45   16.35   22.44   17.44   22.38   21.37   22.70   18.37
------------------------------------------------------------------------------
5 years          78.43   68.15   71.79   69.79   71.63   71.63   73.96   67.91
Annual average   12.28   10.95   11.43   11.17   11.41   11.41   11.71   10.92
------------------------------------------------------------------------------
Life of fund    155.33  140.61  143.40  143.40  143.18  143.18  147.25  138.60
Annual average   16.21   15.11   15.32   15.32   15.31   15.31   15.61   14.95
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Performance data reflect an expense limitation previously in effect. Without it, returns would have been lower. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Russell 3000 [REGISTRATION MARK] Value Index* measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Putnam Management has recently undertaken a review of benchmarks for various funds. This index replaces the S&P 500 Index as a performance benchmark for this fund because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.

 Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes.
 Securities in the fund do not match those in the indexes, and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
February 28, 2001 (Unaudited)

COMMON STOCKS (95.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (1.8%)
-------------------------------------------------------------------------------------------------------------------
            140,000 Boeing Co.                                                                        $   8,708,000
            203,200 Lockheed Martin Corp.                                                                 7,611,872
                                                                                                      -------------
                                                                                                         16,319,872

Airlines (0.5%)
-------------------------------------------------------------------------------------------------------------------
            224,950 Southwest Airlines Co.                                                                4,184,070

Automotive (1.1%)
-------------------------------------------------------------------------------------------------------------------
            325,000 Lear Corp. (NON)                                                                     10,419,500

Banking (12.2%)
-------------------------------------------------------------------------------------------------------------------
            483,800 Bank of America Corp.                                                                24,165,810
            677,300 Charter One Financial, Inc.                                                          19,343,688
            193,500 Comerica, Inc.                                                                       12,316,275
            290,300 FleetBoston Financial Corp.                                                          11,974,875
            135,500 M & T Bank Corp.                                                                      9,281,750
            715,351 U.S. Bancorp                                                                         16,596,143
            372,500 Washington Mutual, Inc.                                                              19,135,325
                                                                                                      -------------
                                                                                                        112,813,866

Beverage (2.8%)
-------------------------------------------------------------------------------------------------------------------
            325,300 Coca-Cola Enterprises, Inc.                                                           7,384,310
            460,600 Pepsi Bottling Group, Inc. (The)                                                     18,585,210
                                                                                                      -------------
                                                                                                         25,969,520

Cable Television (0.7%)
-------------------------------------------------------------------------------------------------------------------
            442,200 AT&T Corp. - Liberty Media Group Class A (NON)                                        6,500,340

Chemicals (2.6%)
-------------------------------------------------------------------------------------------------------------------
            208,000 Avery Dennison Corp.                                                                 11,024,000
            400,000 Engelhard Corp.                                                                       9,572,000
            241,900 Hercules, Inc. (NON)                                                                  3,405,952
                                                                                                      -------------
                                                                                                         24,001,952

Commercial and Consumer Services (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,482,900 Service Corp. International (NON)                                                     8,863,953

Computers (1.0%)
-------------------------------------------------------------------------------------------------------------------
            314,500 Hewlett-Packard Co.                                                                   9,073,325

Conglomerates (2.9%)
-------------------------------------------------------------------------------------------------------------------
              7,700 Berkshire Hathaway, Inc. Class B (NON)                                               18,010,300
            197,900 Cooper Industries, Inc.                                                               8,509,700
                                                                                                      -------------
                                                                                                         26,520,000

Consumer Finance (2.4%)
-------------------------------------------------------------------------------------------------------------------
            232,200 Household International, Inc.                                                        13,449,024
            169,300 Providian Financial Corp.                                                             8,466,693
                                                                                                      -------------
                                                                                                         21,915,717

Consumer Goods (0.8%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Kimberly-Clark Corp.                                                                  7,150,000

Containers & Packaging (0.8%)
-------------------------------------------------------------------------------------------------------------------
            967,600 Owens-Illinois, Inc. (NON)                                                            7,595,660

Electric Utilities (5.0%)
-------------------------------------------------------------------------------------------------------------------
            321,800 CMS Energy Corp.                                                                      9,509,190
            319,300 Entergy Corp.                                                                        12,398,419
            411,200 FirstEnergy Corp.                                                                    11,583,504
            290,300 Progress Energy, Inc.                                                                12,558,378
                                                                                                      -------------
                                                                                                         46,049,491

Energy (2.1%)
-------------------------------------------------------------------------------------------------------------------
            411,200 Transocean Sedco Forex, Inc.                                                         19,791,056

Financial (7.4%)
-------------------------------------------------------------------------------------------------------------------
            725,700 Citigroup, Inc. (SEG)                                                                35,689,926
            416,100 Fannie Mae                                                                           33,163,170
                                                                                                      -------------
                                                                                                         68,853,096

Food (1.0%)
-------------------------------------------------------------------------------------------------------------------
            213,800 Heinz (H.J.) Co.                                                                      9,103,604

Health Care Services (2.7%)
-------------------------------------------------------------------------------------------------------------------
            169,300 CIGNA Corp.                                                                          18,567,131
            135,500 Tenet Healthcare Corp. (NON)                                                          6,250,615
                                                                                                      -------------
                                                                                                         24,817,746

Insurance (2.9%)
-------------------------------------------------------------------------------------------------------------------
            193,500 American General Corp.                                                               14,752,440
            193,500 Hartford Financial Services Group                                                    12,354,975
                                                                                                      -------------
                                                                                                         27,107,415

Investment Banking/Brokerage (1.1%)
-------------------------------------------------------------------------------------------------------------------
            193,500 Bear Stearns Cos., Inc. (The)                                                        10,096,830

Lodging/Tourism (0.9%)
-------------------------------------------------------------------------------------------------------------------
            241,900 Starwood Hotels & Resorts Worldwide, Inc.                                             8,442,310

Machinery (1.0%)
-------------------------------------------------------------------------------------------------------------------
            217,700 Caterpillar, Inc.                                                                     9,056,320

Medical Technology (0.5%)
-------------------------------------------------------------------------------------------------------------------
             77,400 St. Jude Medical, Inc. (NON)                                                          4,343,688

Metals (0.5%)
-------------------------------------------------------------------------------------------------------------------
            201,300 Arch Coal, Inc.                                                                       4,740,615

Natural Gas Utilities (0.8%)
-------------------------------------------------------------------------------------------------------------------
            169,300 Williams Cos., Inc. (The)                                                             7,059,810

Oil & Gas (8.7%)
-------------------------------------------------------------------------------------------------------------------
            135,500 Amerada Hess Corp.                                                                    9,756,000
            653,100 Conoco, Inc. Class A                                                                 18,450,075
            290,300 Exxon Mobil Corp.                                                                    23,528,815
            338,700 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                      19,756,371
            266,100 Unocal Corp.                                                                          9,382,686
                                                                                                      -------------
                                                                                                         80,873,947

Paper & Forest Products (2.2%)
-------------------------------------------------------------------------------------------------------------------
            313,500 Boise Cascade Corp.                                                                  10,057,080
            677,300 Smurfit-Stone Container Corp. (NON)                                                   9,778,519
                                                                                                      -------------
                                                                                                         19,835,599

Pharmaceuticals (5.6%)
-------------------------------------------------------------------------------------------------------------------
            241,900 Abbott Laboratories                                                                  11,850,681
            193,500 American Home Products Corp.                                                         11,952,495
            290,300 Bristol-Myers Squibb Co.                                                             18,407,923
            183,800 Pharmacia Corp.                                                                       9,502,460
                                                                                                      -------------
                                                                                                         51,713,559

Photography/Imaging (1.5%)
-------------------------------------------------------------------------------------------------------------------
            193,500 Eastman Kodak Co.                                                                     8,707,500
            870,900 Xerox Corp.                                                                           5,260,236
                                                                                                      -------------
                                                                                                         13,967,736

Railroads (2.0%)
-------------------------------------------------------------------------------------------------------------------
            338,700 Union Pacific Corp.                                                                  18,608,178

Real Estate (2.5%)
-------------------------------------------------------------------------------------------------------------------
            208,000 Boston Properties, Inc. (R)                                                           8,390,720
            190,000 Equity Office Properties Trust (R)                                                    5,475,800
            174,200 Equity Residential Properties Trust (R)                                               9,075,820
                                                                                                      -------------
                                                                                                         22,942,340

Regional Bells (2.7%)
-------------------------------------------------------------------------------------------------------------------
            532,200 SBC Communications, Inc.                                                             25,385,940

Retail (5.0%)
-------------------------------------------------------------------------------------------------------------------
            266,100 Federated Department Stores, Inc. (NON)                                              12,865,935
            175,100 Lowe's Cos., Inc.                                                                     9,784,588
            290,300 Sears, Roebuck & Co.                                                                 11,916,815
            774,100 Staples, Inc. (NON)                                                                  11,514,738
                                                                                                      -------------
                                                                                                         46,082,076

Software (1.1%)
-------------------------------------------------------------------------------------------------------------------
            338,700 Computer Associates International, Inc.                                              10,564,053

Telecommunications (2.9%)
-------------------------------------------------------------------------------------------------------------------
            256,400 ALLTEL Corp.                                                                         13,768,680
            580,600 Sprint Corp. (FON Group)                                                             12,982,216
                                                                                                      -------------
                                                                                                         26,750,896

Tobacco (2.1%)
-------------------------------------------------------------------------------------------------------------------
            411,200 Philip Morris Cos., Inc.                                                             19,811,615

Waste Management (3.0%)
-------------------------------------------------------------------------------------------------------------------
          1,209,500 Republic Services, Inc. (NON)                                                        20,126,080
            314,500 Waste Management, Inc.                                                                7,978,865
                                                                                                      -------------
                                                                                                         28,104,945
                                                                                                      -------------
                    Total Common Stocks (cost $787,335,894)                                           $ 885,430,640

CONVERTIBLE BONDS AND NOTES (2.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $24,900,000 Rite Aid Corp. cv. sub. notes 5 1/4s, 2002                                        $  18,643,875
          8,100,000 Xerox Corp. cv. sub. deb. 0.57s, 2018                                                 2,387,880
                                                                                                      -------------
                    Total Convertible Bonds and Notes
                    (cost $21,605,225)                                                                $  21,031,755

SHORT-TERM INVESTMENTS (4.6%) (a) (cost $42,673,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $42,673,000 Interest in $900,000,000 joint tri-party repurchase agreement dated February 28, 2001 with S.B.C.
                    Warburg, Inc. due March 1, 2001 with respect to
                    various U.S. Government obligations -- maturity
                    value of $42,679,472 for an effective yield of 5.46%                              $  42,673,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $851,614,119) (b)                                         $ 949,135,395
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $924,702,409.

  (b) The aggregate identified cost on a tax basis is $862,479,644, resulting in gross unrealized appreciation and depreciation of $125,258,440 and $38,602,689, respectively, or net unrealized appreciation of $86,655,751.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at February
      28, 2001.

  (R) Real Estate Investment Trust.

      ADR after the name of a foreign holding stands for American
      Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

------------------------------------------------------------------------------
Futures Contracts Outstanding at February 28, 2001 (Unaudited)

                                  Aggregate Face   Expiration    Unrealized
                    Total Value        Value          Date      Depreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)               $4,657,500      $4,657,854      Mar-01        $(354)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $851,614,119) (Note 1)                                        $949,135,395
-------------------------------------------------------------------------------------------
Cash                                                                                     47
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,921,124
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            9,512,993
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    3,408,561
-------------------------------------------------------------------------------------------
Total assets                                                                    963,978,120

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                        218,536
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 35,833,478
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,019,831
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,362,086
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          186,285
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       43,040
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,008
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              507,812
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              100,635
-------------------------------------------------------------------------------------------
Total liabilities                                                                39,275,711
-------------------------------------------------------------------------------------------
Net assets                                                                     $924,702,409

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $829,942,416
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (215,580)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (2,545,349)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       97,520,922
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $924,702,409

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($467,847,135 divided by 32,144,894 shares)                                          $14.55
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.55)*                              $15.44
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($401,021,694 divided by 27,803,735 shares)**                                        $14.42
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($17,278,074 divided by 1,198,763 shares)**                                          $14.41
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($38,555,506 divided by 2,660,043 shares)                                            $14.49
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.49)*                              $15.02
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended February 28, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividend (net of foreign tax of $230)                                          $  7,202,524
-------------------------------------------------------------------------------------------
Interest                                                                          2,452,866
-------------------------------------------------------------------------------------------
Total investment income                                                           9,655,390

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,531,846
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      564,907
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   29,727
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,838
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               481,029
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,666,311
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                52,620
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               113,696
-------------------------------------------------------------------------------------------
Other                                                                               205,804
-------------------------------------------------------------------------------------------
Total expenses                                                                    5,650,778
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (104,231)
-------------------------------------------------------------------------------------------
Net expenses                                                                      5,546,547
-------------------------------------------------------------------------------------------
Net investment income                                                             4,108,843
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 25,678,859
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1 and 3)                              (75,299)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                              61,994,814
-------------------------------------------------------------------------------------------
Net gain on investments                                                          87,598,374
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $91,707,217
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      February 28        August 31
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  4,108,843     $  6,528,217
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                25,603,560      (24,703,888)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                             61,994,814       40,880,779
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   91,707,217       22,705,108
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (5,780,734)      (4,409,539)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,653,258)      (1,333,412)
--------------------------------------------------------------------------------------------------
   Class C                                                               (124,933)         (15,352)
--------------------------------------------------------------------------------------------------
   Class M                                                               (315,843)        (207,356)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --      (37,427,305)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --      (37,879,799)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --         (143,421)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (3,436,189)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          162,685,934     (121,099,315)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               245,518,383     (183,246,580)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   679,184,026      862,430,606
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income and undistributed net
investment income of $215,580 and
$4,550,345, respectively)                                            $924,702,409     $679,184,026
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                            February 28
operating performance                (Unaudited)                      Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.08       $13.98       $12.01       $14.63       $11.57       $10.53
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .10(c)       .16(c)       .15(c)       .13(c)       .19(c)(d)    .18(d)
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
on investments                          1.58          .49         3.27        (1.89)        3.10         1.82
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.68          .65         3.42        (1.76)        3.29         2.00
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.16)        (.13)        (.12)        (.09)        (.26)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.39)       (1.32)        (.74)        (.14)        (.70)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)       (1.55)       (1.45)        (.86)        (.23)        (.96)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.55       $13.08       $13.98       $12.01       $14.63       $11.57
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 12.91*        6.13        29.23       (12.83)       28.79        20.29
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $467,847     $331,658     $400,555     $350,430     $429,246      $97,718
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .56*        1.15         1.09         1.16         1.22(d)      1.24(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .71*        1.32         1.04          .89         1.40(d)      2.45(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 33.27*       82.68        87.23       135.56        65.38        33.57
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the class for the periods ended August 31, 1997 and August 31, 1996, reflect a reduction of less than $0.01 and $0.01 per share, respectively.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                       For the period
Per-share                           February 28                                                    Feb. 26, 1996+
operating performance               (Unaudited)                 Year ended August 31                to August 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.92       $13.80       $11.87       $14.49       $11.52       $10.86
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (c)                .05          .07          .04          .02          .09(d)       .10(d)
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
on investments                          1.56          .49         3.23        (1.86)        3.08          .56
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.61          .56         3.27        (1.84)        3.17          .66
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.11)        (.05)        (.02)        (.04)        (.06)          --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.39)       (1.32)        (.74)        (.14)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.11)       (1.44)       (1.34)        (.78)        (.20)          --
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.42       $12.92       $13.80       $11.87       $14.49       $11.52
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 12.50*        5.36        28.14       (13.48)       27.79         6.08*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $401,022     $314,364     $423,948     $355,743     $406,783      $94,370
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .94*        1.90         1.84         1.91         1.97(d)      1.04*(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .34*         .57          .29          .14          .65(d)       .88*(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 33.27*       82.68        87.23       135.56        65.38        33.57
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the class for the periods ended August 31, 1997 and August 31, 1996, reflect a reduction of less than $0.01 and $0.02 per share, respectively.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                           February 28   Year ended  July 26,1999+
operating performance               (Unaudited)    August 31  to August 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.97       $13.97       $15.04
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (loss)(c)          .05          .08         (.02)
---------------------------------------------------------------------------
Net realized gain (loss)
on investments                          1.56          .46        (1.05)
---------------------------------------------------------------------------
Total from
investment operations                   1.61          .54        (1.07)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.17)        (.15)          --
---------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.39)          --
---------------------------------------------------------------------------
Total distributions                     (.17)       (1.54)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $14.41       $12.97       $13.97
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 12.49*        5.22        (7.12)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $17,278       $6,470         $561
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .94*        1.90          .19*
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .33*         .62         (.18)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 33.27*       82.68        87.23
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements.

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                        For the period
Per-share                           February 28                                                      Feb. 26,1996+
operating performance               (Unaudited)                  Year ended August 31                to August 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.00       $13.88       $11.93       $14.55       $11.54       $10.86
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (c)                .06          .10          .08          .06          .12(d)       .11(d)
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
on investments                          1.57          .49         3.24        (1.87)        3.10          .57
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.63          .59         3.32        (1.81)        3.22          .68
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.14)        (.08)        (.05)        (.07)        (.07)          --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.39)       (1.32)        (.74)        (.14)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.14)       (1.47)       (1.37)        (.81)        (.21)          --
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.49       $13.00       $13.88       $11.93       $14.55       $11.54
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 12.61*        5.62        28.46       (13.25)       28.19         6.26*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $38,556      $26,692      $37,367      $36,079      $46,761      $11,852
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .81*        1.65         1.59         1.66         1.72(d)       .91*(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .46*         .81          .54          .39          .91(d)      1.05*(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 33.27*       82.68        87.23       135.56        65.38        33.57
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the class for the periods ended August 31, 1997 and August 31, 1996, reflect a reduction of less than $0.01 and $0.02 per share, respectively.



NOTES TO FINANCIAL STATEMENTS
February 28, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam New Value Fund (the "fund") is one in a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC believes are undervalued by the market at the time of purchase.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher on-going distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an on-going distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended February 28, 2001, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2000, the fund had a capital loss carryover of approximately $17,382,000 available to offset future net capital gains, if any, which will expire on August 31, 2008.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2001, the fund's expenses were reduced by $104,231 under these arrangements.

Each independent Trustee of the trust receives an annual Trustee fee, of which $1,021 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provides for payment by the fund to Putnam Retail Management, Inc. at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the fund's average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended February 28, 2001, Putnam Retail Management, Inc., acting as underwriter received net commissions of $162,403 and $5,291 from the sale of class A and class M shares, respectively, and received $203,878 and $1,103 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended February 28, 2001, Putnam Retail Management, Inc., acting as underwriter received $3,419 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended February 28, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $396,825,633 and $252,502,691, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended February 28, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,279,024        $170,151,438
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  401,115           5,547,060
---------------------------------------------------------------------------
                                            12,680,139         175,698,498

Shares
repurchased                                 (5,899,746)        (81,449,039)
---------------------------------------------------------------------------
Net increase                                 6,780,393        $ 94,249,459
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,856,472       $ 108,544,009
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,456,664          40,028,202
---------------------------------------------------------------------------
                                            12,313,136         148,572,211

Shares
repurchased                                (15,609,195)       (188,514,473)
---------------------------------------------------------------------------
Net decrease                                (3,296,059)      $ (39,942,262)
---------------------------------------------------------------------------

                                        Six months ended February 28, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,298,291        $115,103,404
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  178,605           2,452,262
---------------------------------------------------------------------------
                                             8,476,896         117,555,666

Shares
repurchased                                 (5,007,644)        (67,391,774)
---------------------------------------------------------------------------
Net increase                                 3,469,252        $ 50,163,892
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,218,563       $  99,011,661
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,142,470          36,138,441
---------------------------------------------------------------------------
                                            11,361,033         135,150,102

Shares
repurchased                                (17,744,549)       (214,004,275)
---------------------------------------------------------------------------
Net decrease                                (6,383,516)      $ (78,854,173)
---------------------------------------------------------------------------

                                        Six months ended February 28, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    816,994         $11,312,881
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,145             111,835
---------------------------------------------------------------------------
                                               825,139          11,424,716

Shares
repurchased                                   (125,068)         (1,724,733)
---------------------------------------------------------------------------
Net increase                                   700,071         $ 9,699,983
---------------------------------------------------------------------------

                                                 Year ended August 31 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    650,127         $ 7,825,037
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   13,434             155,300
---------------------------------------------------------------------------
                                               663,561           7,980,337

Shares
repurchased                                   (205,021)         (2,438,361)
---------------------------------------------------------------------------
Net increase                                   458,540         $ 5,541,976
---------------------------------------------------------------------------

                                        Six months ended February 28, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    995,257         $13,860,457
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   21,891             301,874
---------------------------------------------------------------------------
                                             1,017,148          14,162,331

Shares
repurchased                                   (410,733)         (5,589,731)
---------------------------------------------------------------------------
Net increase                                   606,415         $ 8,572,600
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    851,523        $ 10,263,438
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  306,668           3,545,432
---------------------------------------------------------------------------
                                             1,158,191          13,808,870

Shares
repurchased                                 (1,795,992)        (21,653,726)
---------------------------------------------------------------------------
Net decrease                                  (637,801)       $ (7,844,856)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Deborah F. Kuenstner
Vice President

David L. King
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA025-70444   274/2BF/2BG   4/01


Putnam
International
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND PORTFOLIO

2-28-01

[SCALE LOGO OMITTED]


The following report contains a list of your fund's portfolio holdings and complete financial statements for the six months ended 2/28/01. Additional details, including fund strategy, performance, and managers' outlook, will be provided in the annual report, which will cover the 12 months ended 8/31/01.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
February 28, 2001 (Unaudited)

COMMON STOCKS (99.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (3.0%)
-------------------------------------------------------------------------------------------------------------------
              1,988 AMP, Ltd.                                                                         $      20,643
              1,119 Broken Hill Proprietary Co., Ltd.                                                        12,338
              1,079 Coles Myer, Ltd.                                                                          3,634
                900 Commonwealth Bank of Australia                                                           14,232
                100 EVN AG                                                                                    3,101
              1,400 National Australia Bank, Ltd.                                                            22,066
                300 News Corp., Ltd.                                                                          2,805
                500 News Corp., Ltd. ADR                                                                     18,275
              1,200 Rio Tinto, Ltd.                                                                          20,818
                200 VA Technolgies AG                                                                         6,813
              5,885 Westpac Banking Corp. (NON)                                                              43,310
                                                                                                      -------------
                                                                                                            168,035

Austria (--%)
-------------------------------------------------------------------------------------------------------------------
                300 Telekom Austria AG (NON)                                                                  1,713

Belgium (0.7%)
-------------------------------------------------------------------------------------------------------------------
                 30 Dexia                                                                                     4,992
                100 Electrabel S.A.                                                                          22,617
                500 Fortis B                                                                                 14,444
                                                                                                      -------------
                                                                                                             42,053

Denmark (1.3%)
-------------------------------------------------------------------------------------------------------------------
                500 Danisco A/S                                                                              20,082
              1,000 Danske Bank A/S                                                                          17,433
                100 GN Store Nord A/S                                                                         1,411
                 50 Group 4 Falck A/S                                                                         6,714
                100 H. Lundbeck A/S                                                                          10,891
                100 NEG Micon A/S (NON)                                                                       5,507
                100 Tele Danmark A/S                                                                          3,339
                100 Vestas Wind Systems A/S                                                                   4,891
                                                                                                      -------------
                                                                                                             70,268

Finland (1.5%)
-------------------------------------------------------------------------------------------------------------------
                400 Metso Oyj                                                                                 4,358
              3,200 Nokia OYJ                                                                                72,375
                300 Sonera Group OYJ                                                                          3,252
                600 Stora Enso OYJ                                                                            6,454
                                                                                                      -------------
                                                                                                             86,439

France (13.5%)
-------------------------------------------------------------------------------------------------------------------
                100 AGF (Assurances Generales de France)                                                      6,229
                600 Alcatel SA                                                                               23,334
                300 Alstom                                                                                    8,275
              1,000 Aventis SA                                                                               80,723
                500 Axa SA                                                                                   63,071
                569 BNP Paribas                                                                              46,455
                310 Bouygues SA                                                                              12,082
                 75 Cap Gemini SA                                                                            13,129
                500 Carrefour Supermarche SA                                                                 29,168
                 50 Coflexip SA                                                                               7,489
                100 Dassault Systemes SA                                                                      5,153
                680 France Telecom SA                                                                        40,450
                270 Groupe Danone                                                                            37,310
                600 Havas Advertising SA                                                                      8,385
                550 L'OREAL                                                                                  41,212
                350 Lafarge Coppee                                                                           34,110
                 40 Lagardere S.C.A.                                                                          2,339
                114 Michelin Corp. Class B                                                                    4,350
              1,200 Orange SA 144A (NON)                                                                      9,510
                200 Rhodia SA (NON)                                                                           2,859
                800 Sanofi-Synthelabo SA                                                                     43,396
                300 Schneider SA                                                                             19,583
                702 Societe Generale (NON)                                                                   42,888
                200 Societe Television Francaise 1                                                            8,637
                600 STMicroelectronics NV                                                                    18,866
                130 Suez Lyonnaise des Eaux                                                                  21,514
                537 TotalFina Elf SA Class B                                                                 75,786
                400 TotalFina Elf SA ADR                                                                     28,204
                300 Vivendi                                                                                  18,921
                                                                                                      -------------
                                                                                                            753,428

Germany (9.2%)
-------------------------------------------------------------------------------------------------------------------
                200 Allianz AG                                                                               66,105
                300 BASF AG (NON)                                                                            13,460
                900 Bayer AG                                                                                 43,773
                738 Bayerische Motoren Werke (BMW) AG                                                        25,716
                200 Bayerische Vereinsbank AG                                                                12,320
                 80 Beiersdorf AG                                                                             9,120
                500 DaimlerChrysler AG                                                                       24,525
                400 Deutsche Bank AG                                                                         33,098
                 20 Deutsche Boerse 144A (NON)                                                                6,951
                100 Deutsche Lufthansa AG                                                                     2,096
                100 Deutsche Post AG 144A (NON)                                                               2,134
                900 Deutsche Telekom AG                                                                      21,845
                500 Dresdner Bank AG                                                                         20,595
                 60 Fresenius Medical Care AG                                                                 4,882
                200 Metro AG                                                                                  9,608
                137 Muenchener Rueckversicherungs AG                                                         44,362
                200 ProSieben SAT.1 Media AG                                                                  5,333
                200 RWE AG                                                                                    7,631
                360 SAP AG                                                                                   55,407
                330 Siemens AG (NON)                                                                         38,289
                800 Veba (Vereinigte Elektrizitaets Bergwerks) AG                                            40,821
                440 Volkswagon AG                                                                            24,070
                                                                                                      -------------
                                                                                                            512,141

Hong Kong (3.2%)
-------------------------------------------------------------------------------------------------------------------
              8,800 Bank of East Asia, Ltd.                                                                  21,775
              1,000 Cathay Pacific Airways                                                                    1,494
              1,600 CGNU PLC                                                                                 23,187
              1,000 Cheung Kong Infrastructure Holdings                                                      12,116
              1,300 Hang Seng Bank Ltd.                                                                      15,459
              2,000 Henderson Land Development Co., Ltd. (R)                                                 12,231
             10,000 Hong Kong and China Gas Co., Ltd.                                                        15,000
              3,654 Hong Kong Electric Holdings, Ltd.                                                        13,797
              3,300 Hutchison Whampoa, Ltd.                                                                  39,136
              2,048 Sun Hung Kai Properties, Ltd.                                                            22,844
                                                                                                      -------------
                                                                                                            177,039

Ireland (1.5%)
-------------------------------------------------------------------------------------------------------------------
              1,011 Allied Irish Banks PLC                                                                   10,950
              1,628 CRH PLC                                                                                  30,609
                400 Elan Corp. PLC ADR (NON)                                                                 21,984
             12,500 Jefferson Smurfit Group PLC                                                              22,531
                                                                                                      -------------
                                                                                                             86,074

Italy (3.1%)
-------------------------------------------------------------------------------------------------------------------
              1,250 Alleanza Assicurazioni SpA                                                               18,756
                200 Assicurazioni Generali                                                                    6,960
              3,500 Banca Intesa SpA                                                                         14,674
              1,000 Banca Popolare di Milano                                                                  5,149
                400 Banca Popolare di Verona                                                                  4,553
                100 Bulgari SpA                                                                               1,085
              8,000 Ente Nazionale Idrocarburi (ENI) SpA                                                     51,928
                900 Mediaset SpA                                                                              9,317
              5,300 Telecom Italia Mobile SpA                                                                34,987
              2,300 Telecom Italia SpA                                                                       23,938
                                                                                                      -------------
                                                                                                            171,347

Japan (20.6%)
-------------------------------------------------------------------------------------------------------------------
                100 Acom Co., Ltd.                                                                            7,488
                100 Advantest Corp.                                                                          11,470
                100 Asatsu, Inc.                                                                              2,465
              1,000 Canon, Inc.                                                                              32,577
              1,400 Chubu Electric Power, Inc.                                                               24,237
              2,000 Dai Nippon Printing Co., Ltd.                                                            25,004
                  3 East Japan Railway Co.                                                                   16,860
                100 Fast Retailing Co., Ltd.                                                                 16,110
                  1 Fuji Television Network, Inc.                                                             6,822
              1,000 Fujisawa Pharmaceutical Co.                                                              25,584
              2,000 Fujitsu Ltd.                                                                             27,409
              3,000 Hitachi, Ltd.                                                                            26,224
              1,000 Honda Motor Co., Ltd.                                                                    39,144
              1,000 KAO Corp.                                                                                24,987
              1,000 Kirin Brewery Co., Ltd.                                                                   9,688
                100 Kojima Co., Ltd.                                                                          1,966
              1,000 Kurita Water Industries, Ltd.                                                            12,110
                100 Kyocera Corp.                                                                             9,031
                100 Matsushita Communication Industrial Co., Ltd.                                             7,309
              3,000 Matsushita Electric Industrial Co.                                                       56,541
              3,000 Mitsubishi Bank, Ltd.                                                                    29,703
              2,000 Mitsubishi Trust and Banking Corp.                                                       13,781
              3,000 Mitsui Fudoscan Co., Ltd.                                                                17,039
                  3 Mizuho Holdings, Inc.                                                                    18,421
                200 Murata Manufacturing Co., Ltd.                                                           16,596
              2,000 NEC Corp.                                                                                32,560
              2,000 Nikko Securities Co., Ltd.                                                               14,498
                100 Nintendo Co., Ltd.                                                                       16,348
                 10 Nippon Telegraph and Telephone Corp.                                                     65,495
                 20 Nippon Television Network Corp.                                                           6,575
              3,000 Nissan Motor Co., Ltd. (NON)                                                             19,342
              1,000 Nomura Securities Co., Ltd.                                                              19,657
                300 Promise Co., Ltd.                                                                        19,879
                100 Rohm Co., Ltd.                                                                           16,203
              2,000 Sankyo Co. Ltd.                                                                          41,702
              1,000 Sharp Corp.                                                                              12,758
              1,000 Shin-Etsu Chemical Co.                                                                   35,391
              1,000 Shinogi & Co., Ltd.                                                                      17,184
              2,000 Shiseido Co., Ltd.                                                                       19,973
                700 Sony Corp.                                                                               50,443
              1,000 Sumitomo Corp.                                                                            6,388
              1,000 Sumitomo Trust & Banking                                                                  9,901
              1,000 Takeda Chemical Industries                                                               47,331
                100 Takefuji, Corp.                                                                           7,462
              1,000 Teijin, Ltd.                                                                              4,554
              2,300 Tokyo Electric Power Co.                                                                 54,626
                200 Tokyo Electron, Ltd.                                                                     13,423
              2,000 Toshiba Corp.                                                                            11,172
              2,500 Toyota Motor Corp.                                                                       86,986
                100 Uni-Charm Corp.                                                                           4,264
              1,000 Yamanouchi Pharmaceutical Co., Ltd.                                                      37,438
                                                                                                      -------------
                                                                                                          1,150,119

Netherlands (6.5%)
-------------------------------------------------------------------------------------------------------------------
              1,316 ABN AMRO Holding NV                                                                      28,917
                600 Aegon NV                                                                                 21,078
              1,000 Akzo-Nobel NV                                                                            48,452
                700 ASM Lithography Holding NV (NON)                                                         15,259
                 80 Gucci Group NV                                                                            7,030
                400 Heineken NV                                                                              22,084
              1,250 Internationale Nederlanden Groep (ING) NV                                                86,251
                612 Koninklijke Ahold NV                                                                     19,716
              1,353 Koninklijke Philips Electronics NV                                                       44,496
                386 Laurus NV                                                                                 2,733
                800 Royal Dutch Petroleum Co. PLC                                                            47,412
                252 TNT Post Group NV                                                                         5,934
                294 Vedior NV                                                                                 3,730
                304 Vendex International NV                                                                   4,301
                200 Wolters Kluwer NV                                                                         4,797
                                                                                                      -------------
                                                                                                            362,190

New Zealand (0.1%)
-------------------------------------------------------------------------------------------------------------------
              3,000 Telecom Corp. of New Zealand, Ltd.                                                        6,614

Norway (0.7%)
-------------------------------------------------------------------------------------------------------------------
                900 DnB Holdings ASA                                                                          4,570
                600 Norsk Hydro ASA                                                                          25,499
                200 Sparebanken NOR                                                                           6,039
                100 Tomra Systems ASA (NON)                                                                   1,840
                                                                                                      -------------
                                                                                                             37,948

Portugal (0.4%)
-------------------------------------------------------------------------------------------------------------------
                390 Banco Comercial Portugues, S.A. (NON)                                                     1,990
                390 Banco Comercial Portugues, S.A. (NON)                                                        27
              2,200 Electricidade de Portugal S.A.                                                            6,533
              1,300 Portugal Telecom S.A.                                                                    12,526
                                                                                                      -------------
                                                                                                             21,076

Singapore (1.8%)
-------------------------------------------------------------------------------------------------------------------
              3,000 Chartered Semiconductor Manufacturing (NON)                                               8,498
              3,326 DBS Group Holdings Ltd.                                                                  37,572
              2,000 Keppel Land, Ltd.                                                                         2,603
              2,100 Overseas-Chinese Banking Corp. (NON)                                                     15,775
              2,000 Singapore Exchange, Ltd. 144A (NON)                                                       1,502
              3,168 United Overseas Bank, Ltd.                                                               25,069
              1,000 Venture Manufacturing, Ltd.                                                               7,741
                                                                                                      -------------
                                                                                                             98,760

Spain (2.0%)
-------------------------------------------------------------------------------------------------------------------
                400 Altadis SA                                                                                5,700
              1,800 Banco de Biblao Vizcava (BBV)                                                            26,777
                908 Banco Santander Central Hispano SA                                                        9,279
                984 Iberdola SA                                                                              14,837
                600 Repsol SA                                                                                10,205
              2,806 Telefonica SA (NON)                                                                      47,856
                                                                                                      -------------
                                                                                                            114,654

Sweden (2.3%)
-------------------------------------------------------------------------------------------------------------------
                200 Assa Abloy AB Class B                                                                     3,336
                400 Electrolux AB                                                                             6,591
                500 Eniro AB 144A (NON)                                                                       5,441
                400 Foreningssparbanken AB                                                                    5,472
                200 Hennes & Mauritz AB Class B                                                               3,865
                900 Investor AB                                                                              12,678
                100 NetCom Systems AB Class B (NON)                                                           3,600
                400 Sandvik AB                                                                                9,418
                200 Skandia Forsakrings AB                                                                    2,288
                200 SKF AB Class B                                                                            3,458
                400 Svenska Cellulosa AB (SCA) Class B                                                        9,215
              1,000 Svenska Handelsbanken                                                                    16,782
              1,000 Swedish Match AB                                                                          4,221
              4,200 Telefonaktiebolaget LM Ericsson AB Class B                                               35,456
                200 Volvo AB Class B                                                                          3,773
                                                                                                      -------------
                                                                                                            125,594

Switzerland (7.5%)
-------------------------------------------------------------------------------------------------------------------
                257 ABB, Ltd.                                                                                21,719
                  1 Cie Finance Richemont AG                                                                  2,461
                 27 Clariant AG                                                                               8,949
                185 Credit Suisse Group                                                                      34,417
                  2 Julius Baer Holdings AG                                                                   8,648
                 35 Nestle S.A.                                                                              76,610
                 57 Novartis AG ADR                                                                          96,339
                  3 Roche Holdings AG                                                                        25,800
                 50 Swatch Group AG (The)                                                                    11,556
                  5 Swiss Reinsurance Co.                                                                    10,478
                 43 Swisscom AG ADR                                                                          10,016
                480 UBS AG                                                                                   76,254
                 70 Zurich Financial Services AG                                                             33,445
                                                                                                      -------------
                                                                                                            416,692

United Kingdom (20.2%)
-------------------------------------------------------------------------------------------------------------------
                500 3i Group PLC                                                                              9,661
              2,400 Aegis Group PLC                                                                           4,499
                200 Amvescap Corp. PLC                                                                        3,966
                900 Anglian Water PLC (NON)                                                                   7,553
                956 AstraZeneca PLC                                                                          43,463
                900 AstraZeneca PLC                                                                          40,868
            118,800 AWG PLC (NON)                                                                               137
              1,400 Barclays PLC                                                                             42,455
              1,500 Bass PLC                                                                                 15,638
                997 BAT Industries PLC                                                                        8,004
                344 BG PLC                                                                                    1,319
                800 BOC Group PLC                                                                            11,813
              3,100 British Aerospace PLC                                                                    13,142
                200 British Airways PLC                                                                       1,160
             16,614 British Petroleum Co. PLC                                                               137,276
              3,000 British Telecommunications PLC ADR                                                       24,658
                500 Cable & Wireless PLC                                                                      5,408
                800 Carlton Communications PLC                                                                5,964
                300 Chloride Group PLC                                                                          662
                900 Chubb PLC (NON)                                                                           1,934
              4,100 Compass Group PLC (NON)                                                                  32,635
              2,810 Diageo PLC                                                                               28,465
              3,123 Dixons Group PLC                                                                         11,641
                100 EMAP PLC                                                                                  1,291
                600 EMI Group PLC                                                                             4,222
                200 Energis PLC (NON)                                                                         1,311
              3,904 GlaxoSmithKline PLC (NON)                                                               107,243
              4,100 Granada PLC                                                                              11,411
                500 Hanson PLC                                                                                3,245
              3,341 HSBC Holdings PLC (Hong Kong)                                                            44,976
              3,300 HSBC Holdings PLC                                                                        43,827
                600 Imperial Chemical Industries PLC                                                          4,460
                600 Kingfisher Leisure PLC                                                                    4,274
                444 Lattice Group PLC                                                                           823
              3,400 Lloyds TSB Group PLC                                                                     32,162
                700 Marks & Spencer PLC                                                                       2,453
                800 Misys PLC                                                                                 6,927
                600 Molins PLC                                                                                1,547
                400 Next PLC                                                                                  4,874
              1,000 P&O Princess Cruises PLC                                                                  5,299
              1,000 Peninsular and Oriental Steam Navigation Co.                                              4,333
                800 Prudential Corp. PLC                                                                     10,948
                809 Royal & Sun Alliance Insurance Group PLC                                                  6,125
              2,000 Royal Bank of Scotland Group PLC                                                         43,836
                610 Royal PTT                                                                                 7,487
                800 Scottish and Southern Energy PLC                                                          7,152
              3,412 Scottish Power PLC                                                                       23,494
              3,500 Securicor Group PLC                                                                       8,403
              5,800 Shell Transportation & Trading                                                           48,091
              6,300 Siebe PLC                                                                                14,104
              3,900 Smiths Industries PLC                                                                    39,367
              6,300 Tesco PLC                                                                                23,847
              4,000 Tomkins PLC                                                                               9,907
                300 United Business Media PLC                                                                 3,158
             44,239 Vodafone Group PLC                                                                      119,771
              1,900 WPP Group PLC                                                                            22,247
                                                                                                      -------------
                                                                                                          1,124,936

United States (0.3%)
-------------------------------------------------------------------------------------------------------------------
                300 Pharmacia Corp.                                                                          15,531
                                                                                                      -------------
                    Total Common Stocks (cost $5,160,117)                                             $   5,542,651

UNITS (0.1%) (a) (cost $9,733)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
                 20 Nippon Television Network Corp. warrants (issued by
                    Lehman Brothers Finance S.A.) zero %, 8/6/01 (Japan)                              $       6,579
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $5,169,850) (b)                                           $   5,549,230
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $5,577,745.

  (b) The aggregate identified cost on a tax basis is $5,213,142, resulting in gross unrealized appreciation and depreciation of $933,644 and $597,556, respectively, or net unrealized appreciation of $336,088.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold
      in transactions exempt from registration,	normally to qualified institutional
      buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentrations greater than 10% at February 28, 2001 (as a percentage of net assets):

 		  Banking               15.9%
		  Pharmaceuticals       12.5

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $5,169,850) (Note 1)                                            $5,549,230
-------------------------------------------------------------------------------------------
Cash                                                                                 17,840
-------------------------------------------------------------------------------------------
Foreign currency (cost $2,614)                                                        2,592
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                    38,610
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                        7,183
-------------------------------------------------------------------------------------------
Total assets                                                                      5,615,455

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                      6,930
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         11,596
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            1,338
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                        2,636
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             17
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               15,193
-------------------------------------------------------------------------------------------
Total liabilities                                                                    37,710
-------------------------------------------------------------------------------------------
Net assets                                                                       $5,577,745

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $5,391,766
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                            (49,387)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                         (144,173)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                               379,539
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $5,577,745

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per share
($5,577,745 divided by 552,303 shares)                                               $10.10
-------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $10.10)*                                      $10.72
-------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended February 28, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $3,217)                                         $   26,092
-------------------------------------------------------------------------------------------
Interest                                                                                312
-------------------------------------------------------------------------------------------
Total investment income                                                              26,404

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     26,033
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        4,986
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     1,375
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         20
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               2,868
-------------------------------------------------------------------------------------------
Auditing                                                                             12,801
-------------------------------------------------------------------------------------------
Other                                                                                   572
-------------------------------------------------------------------------------------------
Fees reimbursed and waived by Manager (Note 2)                                       (1,426)
-------------------------------------------------------------------------------------------
Total expenses                                                                       47,229
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (2,000)
-------------------------------------------------------------------------------------------
Net expenses                                                                         45,229
-------------------------------------------------------------------------------------------
Net investment loss                                                                 (18,825)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (53,193)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                             501
-------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the period                                                  1,382
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                     (1,067,765)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (1,119,075)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $(1,137,900)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      February 28        August 31
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                         $    (18,825)      $    7,169
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                     (52,692)         559,693
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies           (1,066,383)         282,741
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        (1,137,900)         849,603
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income                                                   --         (102,732)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments                                  (476,349)        (541,937)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)             (563,038)       2,160,141
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (2,177,287)       2,365,075

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                     7,755,032        5,389,957
--------------------------------------------------------------------------------------------------
End of period (including accumulated net investment loss
and distributions in excess of net investment income
of $49,387 and $30,562, respectively)                                 $ 5,577,745       $7,755,032
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                                        For the period
Per-share                           February 28                                                     Dec. 28, 1995+
operating performance               (Unaudited)                 Year ended August 31                 to August 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.98       $12.45        $9.92        $9.58        $8.58        $8.50
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(d)         (.03)(a)      .01(a)       .03(a)       .04          .07          .08
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.93)        2.02         2.95          .45         1.15           --
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.96)        2.03         2.98          .49         1.22          .08
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --         (.24)        (.06)        (.06)        (.09)          --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.92)       (1.26)        (.39)        (.09)        (.13)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.92)       (1.50)        (.45)        (.15)        (.22)          --
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.10       $12.98       $12.45        $9.92        $9.58        $8.58
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (15.46)*      16.37        30.76         5.29        14.43          .94*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,578       $7,755       $5,390       $3,858       $3,664       $3,144
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .72*        1.46         1.49         1.47         1.45          .98*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)            (.29)*        .11          .23          .40          .74          .96*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 21.23*       31.95        55.80        38.61        76.09        48.18*
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period (Note 2).
    As a result of such limitation, expenses for the fund for the period ended February 28, 2001, August 31, 2000, August 31, 1999, August 31,
    1998, August 31, 1997, and August 31, 1996, reflect a reduction of less than $0.01, $0.01, $0.05, $0.04, $0.03, and $0.05 per share, respectively.



NOTES TO FINANCIAL STATEMENTS
February 28, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam International Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in equity securities of issues which have a principle place of business located outside of the United States or whose securities are principally traded on foreign markets.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended February 28, 2001, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution(or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 31, 2001, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from PFTC and payments under the Trust's distribution plan) would exceed an annual rate of 1.45% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended February 28, 2001, the fund's expenses were reduced by $2,000 under these arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management, Inc. at an annual rate of up to 0.35% of the fund's average net assets. The fund is currently not making any payments pursuant to the plan.

During the six months ended February 28, 2001, Putnam Retail Management, Inc., acting as underwriter, received no monies from net commissions from the sale of shares of the fund.

Note 3
Purchases and sales of securities

During the six months ended February 28, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,386,176 and $2,479,357, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended February 28, 2001
---------------------------------------------------------------------------
                                                Shares              Amount
---------------------------------------------------------------------------
Shares sold                                        655         $     7,853
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   44,770             476,349
---------------------------------------------------------------------------
                                                45,425             484,202

Shares
repurchased                                    (90,725)         (1,047,240)
---------------------------------------------------------------------------
Net decrease                                   (45,300)        $  (563,038)
---------------------------------------------------------------------------

                                                 Year ended August 31, 2000
---------------------------------------------------------------------------
                                                Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    150,913          $1,987,158
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   49,781             644,670
---------------------------------------------------------------------------
                                               200,694           2,631,828

Shares
repurchased                                    (36,020)           (471,687)
---------------------------------------------------------------------------
Net increase                                   164,674          $2,160,141
---------------------------------------------------------------------------

At February 28, 2001, Putnam Investments Inc., owned 464,675 shares of the fund (84.1% of shares outstanding), valued at $4,693,218.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Justin M. Scott
Vice President and Fund Manager

Geirulv Lode
Vice President and Fund Manager

Omid Kamshad
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

70448   2AX   4/01


Putnam
Small Cap
Value Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Small Cap Value Fund's impressively positive results during the 12 months ended February 28, 2001 stand in stark contrast to the stock market's generally negative performance during the period. Of course, one must never assume that past performance will assure similar results in the future, but the relatively new fund's value-oriented strategy certainly acquitted itself well during its first full fiscal year.

As they explain in the following report, fund managers Edward Shadek, Jr., and Sheldon Simon were able to capitalize on a series of favorable developments in the market sectors in which the fund invests, while the equity markets, in general, foundered. It must also be said that the positive results were due in no small part to astute stock selection by the managers.

Ned and Sheldon look with continued optimism at prospects for the small-cap stocks in which your fund invests. As the fund enters fiscal 2002, they will continue to call upon Putnam's extensive research capabilities in their ongoing search for compelling values.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
April 18, 2001

REPORT FROM FUND MANAGEMENT

Edward T. Shadek, Jr.
Sheldon N. Simon

During Putnam Small Cap Value Fund's fiscal year ended February 28, 2001, the market experienced many changes that boosted fund performance. First among them was that stock valuations once again became a primary consideration for investors, bringing value-style investing back into vogue as investors sought to balance each stock's upside potential with its downside risk. Second, the market broadened as assets shifted away from technology toward the more defensive sectors your fund favors. Interest rates stabilized and then declined in January 2001, providing a healthier environment for business growth. Adding to those positives, small cap stocks soundly supplanted large caps in the battle for investors' attention. After a protracted period of nurturing and pruning your fund's portfolio, it is satisfying to report that our best efforts have come to fruition, rewarding shareholders with solid returns.

Total return for 12 months ended 2/28/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   26.19%  18.94%   25.34%  20.34%   25.29%  24.29%   25.69%  21.21%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* PERFORMANCE DRIVEN BY HEALTH CARE, FINANCIALS, ENERGY

Seeking to sidestep the impact of the slowing economy, investors turned to areas of the market that have traditionally held up well even during a downturn. One such defensive sector is health care, where demand for essential medical products and services tends to remain steady, regardless of economic factors. For calendar year 2000, health care was among the best-performing sectors of the market.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking	                  11.8%

Retail	                   7.2%

Health care
services	               6.9%

Insurance	               6.3%

Electronics	               6.3%

Footnote reads:
*Based on net assets as of 2/28/01. Holdings will vary over time.

Within the sector, fund holdings AmeriSource Health Corp. and OmniCare, Inc., provided outstanding returns. AmeriSource sells and distributes pharmaceutical products and personal care items to hospitals, retail drug stores, supermarkets, and pharmacy departments of large retail merchandisers. OmniCare packages and distributes pharmaceuticals and provides a host of services, including computerized medical record-keeping and billing, to nursing homes, long-term care facilities, and other retirement dwellings.

For some time, your fund has owned shares of Bindley Western Industries, Inc., a wholesaler and distributor of pharmaceutical and health-care products. The company agreed to be acquired by Cardinal Health in 2001, a development that caused Bindley Western stock to appreciate. Because of your fund's relatively large position in the company, news of the merger produced very positive results for our shareholders. We sold some shares of Bindley Western on the strength of that good news, and later sold the position in Cardinal Health that we acquired as a result of the merger of the two companies. While these stocks, as well as others mentioned in this report, were viewed favorably at the end of the reporting period, all are subject to review in accordance with the fund's investment policy and may change in the future.

You may recall that in the fund's semiannual report last August we mentioned how an extended period of rising interest rates had dampened valuations for financial stocks, enabling us to initiate positions or increase our holdings within the sector. During that period, we were able to purchase shares of high-quality companies at compelling prices, and we expressed our optimism that financial stocks would enjoy a good run as interest rates stabilized or declined. Indeed, the strong performance experienced by many of the fund's financial holdings during the semiannual period confirmed our expectations.

Fidelity National Financial, Inc., and Provident Bankshares Corp. are two among many holdings that responded positively to the Federal Reserve Board's easing of monetary policy. Fidelity National specializes in underwriting title insurance and provides services related to real-estate transactions. Provident Bankshares is the holding company for Provident Bank, which offers a full range of banking services, including checking, savings, and retirement accounts, as well as consumer and business loans.

On another front, higher fuel prices, which became one of the stronger forces driving down performance in many industries, had the opposite effect on companies in the business of selling oil and gas. In fact, the increasing demand for power, dwindling supply, and resulting price increases that negatively influenced other market sectors proved a boon to the energy sector.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Cable Corp.
Electronics

OmniCare, Inc.
Health care services

Webster Financial Corp.
Banking

Pioneer-Standard Electronics, Inc.
Electronics

Banknorth Group, Inc.
Banking

BE Aerospace, Inc.
Electrical equipment

Spinnaker Exploration Co.
Energy

AAR Corp.
Aerospace and defense

Pier 1 Imports, Inc.
Retail

Washington Mutual, Inc.
Banking

Footnote reads:
These holdings represent 11.7% of the fund's net assets as of 2/28/01. Portfolio holdings will vary over time.

Companies involved in exploring or drilling for oil and natural gas presented the best investment opportunities within the energy sector over the past year. Your fund was well positioned in those lucrative areas. Spinnaker Exploration Co., a recent addition to the portfolio, explores for and produces natural gas and oil, and claims formidable reserves of both. It operates wells off the shores of Texas and Louisiana, and sells its products throughout the United States. Like Spinnaker, Helmerich & Payne, Inc., owns and operates oil and gas wells in the United States and has vast reserves of both products in Oklahoma, Texas, Kansas, and Louisiana. The company also operates numerous drilling rigs in the United States and abroad.

In a competitive market, fund holding Chiles Offshore, Inc., provides an edge. The company operates high-end offshore drilling rigs that are superior in important ways to traditional rigs. The systems are capable of drilling to greater depths and pumping with greater power. They can also be extended over larger surface platforms. We expect that the energy sector will continue to provide profitable opportunities in the months to come.

* MERGER ACTIVITY CONTRIBUTES TO RESULTS

Smaller companies, by virtue of their size, are far more likely to be taken over in the constant struggle for market dominance. That said, smaller companies with attractive fundamentals, strong management, desirable products or services, and low valuations are prime candidates for mergers or buyouts. Your fund, which targets undervalued stocks of promising small companies, derives a measurable benefit from the higher level of mergers and acquisitions among this group of equities.

"Companies with market caps under $2 billion remain relatively cheap -- 30% cheaper than big company shares, when measured by their prices as multiples of cash flow."

-- Business Week, March 12, 2001


During the semiannual period, the fund had rather large positions in several companies that were acquired, magnifying the positive impact of such transactions. In addition to the acquisition of Bindley Western by Cardinal Health mentioned above, the fund's position in Bank United appreciated significantly upon the news that it would be acquired by Washington Mutual.

* POSITIVE SIGNS INSPIRE OPTIMISM

As we look out over the coming months, our forecast for small-cap value investing is quite positive. In terms of market performance, the gap between value stocks and growth stocks has narrowed somewhat. Still, we believe value stocks can continue to outperform in the near term. And based on historical trends, we believe that smaller cap stocks could outperform large-cap stocks for a period of up to three or four years.

Although short-term interest rates are coming down, it will be several months before the economy fully benefits from the Federal Reserve Board's rate reductions. Currently, earnings expectations are low, and the market's somber outlook is reflected in stock prices that we, as value investors, find increasingly compelling. We plan to take advantage of the best opportunities the market offers. It is also quite likely that low valuations will sustain the high level of merger activity that has richly benefited your fund over the past year.

While we feel optimistic that the macro-economic factors currently supporting your fund's successes will continue, we wish to emphasize the importance of maintaining a balanced portfolio that is positioned to thrive in all market environments. Toward that end, your fund can provide valuable diversification for a portfolio that includes large-cap, growth-oriented stocks.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/28/01, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Small Cap Value Fund seeks capital appreciation through investments in common stocks of small U.S. companies with a focus on value stocks.


TOTAL RETURN FOR PERIODS ENDED 2/28/01

                     Class A         Class B         Class C         Class M
(inception dates)   (4/13/99)       (5/3/99)        (7/26/99)       (3/29/00)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           26.19%  18.94%  25.34%  20.34%  25.29%  24.29%  25.69%  21.21%
------------------------------------------------------------------------------
Life of fund     49.19   40.59   47.30   43.30   47.19   47.19   47.90   42.72
Annual average   23.71   19.87   22.88   21.09   22.83   22.83   23.14   20.83
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/01

                   Russell 2000          Russell 2000      Consumer
                    Value Index             Index         price index
-----------------------------------------------------------------------
1 year                21.97%               -16.84%           3.59%
-----------------------------------------------------------------------
Life of fund          37.49                 22.23            6.72
Annual average        18.07                 11.04            3.45
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 4/13/99


                Fund's class A   Russell 2000   Russell 2000     Consumer price
Date	         shares at POP	     Index	    Value Index	         index

4/13/99	             9,425	        10,000        10,000	         10,000
6/30/99	            11,452	        11,555	      11,656	         10,067
9/30/99	            10,299	        10,825	      10,744	         10,164
12/31/99	        10,796	        12,821	      10,909	         10,224
3/31/00	            11,553        	13,729	      11,326	         10,376
6/30/00	            11,530	        13,210	      11,547	         10,442
9/30/00	            12,366	        13,356	      12,394	         10,515
12/31/00	        13,434    	    12,434	      13,399	         10,569
2/28/01	           $14,059	       $12,223	     $13,749	        $10,672

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $14,730 ($14,330 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $14,719 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $14,790 ($14,272 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 2/28/01

                          Class A       Class B       Class C        Class M
------------------------------------------------------------------------------
Distributions (number)       1             1             1              1
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
  Short-term              $0.037        $0.037        $0.037         $0.037
------------------------------------------------------------------------------
  Long-term                 --            --            --             --
------------------------------------------------------------------------------
  Total                   $0.037        $0.037        $0.037         $0.037
------------------------------------------------------------------------------
Share value:            NAV     POP       NAV           NAV        NAV     POP
------------------------------------------------------------------------------
2/29/00               $10.01  $10.62     $9.95          $9.97       --      --
------------------------------------------------------------------------------
3/29/00*                  --      --        --             --   $10.23  $10.60
------------------------------------------------------------------------------
2/28/01                12.59   13.36     12.43          12.45    12.54   12.99
------------------------------------------------------------------------------

*Inception date of class M shares.

TOTAL RETURN FOR PERIODS ENDED 3/31/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (4/13/99)       (5/3/99)        (7/26/99)       (3/29/00)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           17.73%  10.99%  16.76%  11.76%  16.73%  15.73%  17.15%  13.01%
------------------------------------------------------------------------------
Life of fund     44.33   36.01   42.33   38.33   42.23   42.23   42.95   37.94
Annual average   20.47   16.90   19.62   17.90   19.58   19.58   19.89   17.74
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell 2000 [REGISTRATION MARK] Index* measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2000 [REGISTRATION MARK] Value Index* measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*The fund's performance benchmark has been changed from the Russell 2000
 Index to the Russell 2000 Value Index to more accurately reflect the fund's emphasis on small-cap value stocks.

 Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes, and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Trustees
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Small Cap Value Fund, a series of the Putnam Investment Funds, including the fund's portfolio, as of February 28, 2001, and the related statement of operations, statement of changes in net assets and financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended February 29, 2000 and financial highlights for the period then ended February 29, 2000 were audited by other auditors whose report dated April 7, 2000, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Value Fund as of February 28, 2001, the results of its operations, changes in its net assets and financial highlights for the year or period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                   KPMG  LLP
Boston, Massachusetts
April 3, 2001




THE FUND'S PORTFOLIO
February 28, 2001

COMMON STOCKS (95.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
             69,100 Harte-Hanks, Inc.                                                                 $   1,626,614
             50,300 True North Communications, Inc.                                                       1,936,550
                                                                                                      -------------
                                                                                                          3,563,164

Aerospace and Defense (2.6%)
-------------------------------------------------------------------------------------------------------------------
            398,318 AAR Corp.                                                                             5,417,125
             52,800 Alliant Techsystems, Inc. (NON)                                                       4,474,800
             66,200 Heico Corp.                                                                           1,155,190
             42,500 Triumph Group, Inc. (NON)                                                             1,676,625
                                                                                                      -------------
                                                                                                         12,723,740

Agriculture (0.1%)
-------------------------------------------------------------------------------------------------------------------
             48,000 LESCO, Inc.                                                                             666,000

Automotive (2.6%)
-------------------------------------------------------------------------------------------------------------------
            105,600 Borg-Warner Automotive, Inc.                                                          4,614,720
             85,400 Carlisle Cos., Inc.                                                                   2,946,300
            151,100 CLARCOR, Inc.                                                                         3,701,950
            171,000 Tower Automotive, Inc. (NON)                                                          1,881,000
                                                                                                      -------------
                                                                                                         13,143,970

Banking (11.8%)
-------------------------------------------------------------------------------------------------------------------
            135,439 AMCORE Financial, Inc.                                                                2,700,315
             94,509 Bank United Corp. (NON)                                                                  32,487
            290,626 Banknorth Group, Inc.                                                                 5,867,012
            153,120 Centennial Bancorp (NON)                                                              1,076,625
             53,000 Citizens Banking Corp.                                                                1,331,625
            116,600 City National Corp.                                                                   4,224,418
            110,800 Commercial Federal Corp.                                                              2,439,816
            120,800 Community First Bankshares                                                            2,423,550
             49,700 Cullen/Frost Bankers, Inc.                                                            1,782,242
            112,600 East West Bancorp, Inc.                                                               2,596,838
             77,100 First Midwest Bancorp, Inc.                                                           2,149,163
            115,700 Hudson United Bancorp                                                                 2,595,151
             70,500 North Fork Bancorporation, Inc.                                                       1,762,500
             97,277 Provident Bankshares Corp.                                                            2,322,488
            111,470 Republic Bancorp, Inc.                                                                1,379,441
             79,500 Silicon Valley Bancshares (NON)                                                       2,221,031
            494,100 Sovereign Bancorp, Inc.                                                               4,400,578
            142,600 Sterling Bancshares, Inc.                                                             2,557,888
            154,110 Washington Federal, Inc.                                                              4,006,860
             96,682 Washington Mutual, Inc.                                                               4,966,539
            217,700 Webster Financial Corp.                                                               6,190,838
                                                                                                      -------------
                                                                                                         59,027,405

Beverage (0.3%)
-------------------------------------------------------------------------------------------------------------------
             31,000 Robert Mondavi Corp. (The) Class A (NON)                                              1,507,375

Biotechnology (0.4%)
-------------------------------------------------------------------------------------------------------------------
            182,900 Serologicals Corp. (NON)                                                              2,011,900

Building Materials (0.9%)
-------------------------------------------------------------------------------------------------------------------
            546,430 Apogee Enterprises, Inc.                                                              4,661,731

Chemicals (3.9%)
-------------------------------------------------------------------------------------------------------------------
            312,200 Airgas, Inc. (NON)                                                                    2,531,942
            354,000 Crompton Corp.                                                                        4,212,600
            125,400 Delta & Pine Land Co.                                                                 3,091,110
             48,449 Ferro Corp.                                                                           1,138,067
             62,600 H.B. Fuller Co.                                                                       2,590,075
            125,000 Mississippi Chemical Corp. (NON)                                                        556,250
            442,900 Omnova Solutions, Inc.                                                                3,033,865
            289,665 PolyOne Corp.                                                                         2,491,119
                                                                                                      -------------
                                                                                                         19,645,028

Commercial and Consumer Services (2.2%)
-------------------------------------------------------------------------------------------------------------------
             47,838 ABM Industries, Inc.                                                                  1,545,167
             43,000 ADVO, Inc. (NON)                                                                      1,737,200
             98,700 Banta Corp.                                                                           2,577,057
             78,100 Hall, Kinion & Associates, Inc. (NON)                                                 1,356,988
             18,600 Heidrick & Struggles International, Inc. (NON)                                          614,963
            135,900 Modis Professional Services, Inc. (NON)                                                 833,067
             64,600 RemedyTemp, Inc. Class A (NON)                                                          880,175
             71,300 Varco International, Inc. (NON)                                                       1,599,259
                                                                                                      -------------
                                                                                                         11,143,876

Communications Equipment (1.5%)
-------------------------------------------------------------------------------------------------------------------
            192,100 Andrew Corp. (NON)                                                                    2,881,500
             99,037 Communications Systems, Inc.                                                            953,231
            193,500 Inter-Tel, Inc.                                                                       1,874,531
            143,900 Performance Technologies, Inc. (NON)                                                  1,870,700
                                                                                                      -------------
                                                                                                          7,579,962

Computers (1.0%)
-------------------------------------------------------------------------------------------------------------------
            125,600 Anixter International, Inc. (NON)                                                     2,687,840
            297,100 Gerber Scientific, Inc.                                                               2,082,671
                                                                                                      -------------
                                                                                                          4,770,511

Conglomerates (0.9%)
-------------------------------------------------------------------------------------------------------------------
            382,500 GenCorp., Inc.                                                                        4,590,000

Consumer Finance (0.7%)
-------------------------------------------------------------------------------------------------------------------
            107,800 AmeriCredit Corp. (NON)                                                               3,684,604

Consumer Goods (1.6%)
-------------------------------------------------------------------------------------------------------------------
            137,600 Dial Corp. (The)                                                                      1,936,032
             84,400 Lancaster Colony Corp.                                                                2,489,800
            146,000 Tupperware Corp.                                                                      3,445,600
                                                                                                      -------------
                                                                                                          7,871,432

Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
             78,900 Korn/Ferry International (NON)                                                        1,394,163

Distribution (0.4%)
-------------------------------------------------------------------------------------------------------------------
             39,300 Performance Food Group Co. (NON)                                                      2,082,900

Electric Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
            206,400 Sierra Pacific Resources                                                              2,860,704

Electrical Equipment (2.1%)
-------------------------------------------------------------------------------------------------------------------
            253,000 BE Aerospace, Inc. (NON)                                                              5,676,688
             32,600 BEI Technologies, Inc.                                                                  519,563
            156,200 Lincoln Electric Holdings, Inc.                                                       3,241,150
             50,100 Thomas & Betts Corp.                                                                    955,908
                                                                                                      -------------
                                                                                                         10,393,309

Electronics (6.3%)
-------------------------------------------------------------------------------------------------------------------
             71,600 APW, Ltd. (NON)                                                                       2,043,464
            127,000 Avnet, Inc.                                                                           3,111,500
            120,600 Belden, Inc.                                                                          2,976,408
            648,900 General Cable Corp.                                                                   6,943,230
             31,300 Methode Electronics, Inc. Class A                                                       487,106
             64,100 Park Electrochemical Corp.                                                            1,890,950
            480,336 Pioneer-Standard Electronics, Inc.                                                    5,884,116
            186,900 Recoton Corp. (NON)                                                                   2,149,350
             27,200 Varian Medical Systems, Inc. (NON)                                                    1,806,080
            469,600 X-Rite, Inc.                                                                          4,167,700
                                                                                                      -------------
                                                                                                         31,459,904

Energy (4.1%)
-------------------------------------------------------------------------------------------------------------------
            104,900 Chiles Offshore, Inc. (NON)                                                           2,202,900
            158,900 Global Industries, Ltd. (NON)                                                         2,165,013
             41,500 GulfMark Offshore, Inc. (NON)                                                         1,398,031
             62,000 Helmerich & Payne, Inc.                                                               3,217,180
             71,600 Hydril Co. (NON)                                                                      1,458,850
             40,500 National-Oilwell, Inc. (NON)                                                          1,466,100
            126,700 Newpark Resources, Inc. (NON)                                                         1,007,265
             49,900 Pride International, Inc. (NON)                                                       1,237,520
            144,200 Spinnaker Exploration Co. (NON)                                                       5,479,600
             20,601 Tidewater, Inc.                                                                       1,003,269
                                                                                                      -------------
                                                                                                         20,635,728

Engineering & Construction (0.7%)
-------------------------------------------------------------------------------------------------------------------
             79,700 Ameron International Corp.                                                            3,682,937

Food (2.5%)
-------------------------------------------------------------------------------------------------------------------
             53,000 American Italian Pasta Co. Class A (NON)                                              1,794,580
            154,900 Earthgrains Co. (The)                                                                 2,974,080
            201,500 International Multifoods Corp. (NON)                                                  3,786,185
            112,900 Sensient Technologies Corp.                                                           2,444,285
             54,800 Smithfield Foods, Inc. (NON)                                                          1,611,668
                                                                                                      -------------
                                                                                                         12,610,798

Gaming & Lottery (0.8%)
-------------------------------------------------------------------------------------------------------------------
            115,600 Argosy Gaming Co. (NON)                                                               2,566,320
            104,300 Dover Downs Entertainment, Inc.                                                       1,262,030
             18,400 Station Casinos, Inc. (NON)                                                             245,456
                                                                                                      -------------
                                                                                                          4,073,806

Health Care Services (6.9%)
-------------------------------------------------------------------------------------------------------------------
             74,700 AmeriSource Health Corp. Class A (NON)                                                4,012,884
            344,800 Beverly Enterprises, Inc. (NON)                                                       2,651,512
             74,500 Conventry Health Care, Inc. (NON)                                                     1,368,938
             74,801 Invacare Corp.                                                                        2,719,016
             43,500 Lincare Holdings, Inc. (NON)                                                          2,563,781
            301,000 OmniCare, Inc.                                                                        6,673,170
             97,600 Orthodontic Centers of America, Inc. (NON)                                            2,293,600
            236,048 Owens & Minor, Inc.                                                                   3,531,278
            143,000 Per-Se Technologies, Inc. (NON)                                                         858,000
            117,700 PSS World Medical, Inc. (NON)                                                           522,294
             52,100 Trigon Healthcare, Inc. (NON)                                                         3,135,899
            376,300 US Oncology, Inc. (NON)                                                               3,951,150
                                                                                                      -------------
                                                                                                         34,281,522

Homebuilding (0.4%)
-------------------------------------------------------------------------------------------------------------------
             48,678 Lennar Corp.                                                                          1,728,069

Household Furniture and Appliances (0.8%)
-------------------------------------------------------------------------------------------------------------------
            176,600 Applica, Inc. (NON)                                                                   1,218,540
            100,900 Furniture Brands International, Inc. (NON)                                            2,477,095
                                                                                                      -------------
                                                                                                          3,695,635

Insurance (6.3%)
-------------------------------------------------------------------------------------------------------------------
             88,433 AmerUs Group Co.                                                                      2,586,665
            115,300 Berkley (W.R.) Corp.                                                                  4,921,869
             43,700 Commerce Group, Inc.                                                                  1,302,260
            208,600 Enhance Financial Services Group, Inc.                                                2,805,670
             65,898 FBL Financial Group, Inc. Class A                                                       985,175
             77,600 Fidelity National Financial, Inc.                                                     2,402,496
            575,000 Fremont General Corp.                                                                 2,070,000
             28,800 Horace Mann Educators Corp.                                                             478,656
             15,000 Markel Corp. (NON)                                                                    2,696,250
            191,800 Mutual Risk Management, Ltd. (Bermuda)                                                2,176,930
            203,400 Presidential Life Corp.                                                               3,152,700
             88,000 Stancorp Financial Group                                                              3,440,800
            155,700 State Auto Financial Corp.                                                            2,442,544
                                                                                                      -------------
                                                                                                         31,462,015

Leisure (1.4%)
-------------------------------------------------------------------------------------------------------------------
            141,300 Brunswick Corp.                                                                       3,008,277
            128,600 Callaway Golf Co.                                                                     3,092,830
             38,700 Gtech Holdings Corp. (NON)                                                            1,044,513
                                                                                                      -------------
                                                                                                          7,145,620

Machinery (2.0%)
-------------------------------------------------------------------------------------------------------------------
            191,635 DT Industries, Inc. (NON)                                                               670,723
             27,200 Flow International Corp. (NON)                                                          304,300
             78,533 Gardner Denver, Inc. (NON)                                                            1,512,546
            189,700 Milacron, Inc.                                                                        3,767,442
             88,900 MSC Industrial Direct Co., Inc. Class A (NON)                                         1,463,294
             84,600 Regal-Beloit Corp.                                                                    1,539,720
             46,805 Wabtec Corp.                                                                            655,270
                                                                                                      -------------
                                                                                                          9,913,295

Manufacturing (3.2%)
-------------------------------------------------------------------------------------------------------------------
            158,600 AMETEK, Inc.                                                                          4,377,360
            194,200 Kaman Corp. Class A                                                                   3,155,750
            179,000 Pentair, Inc.                                                                         4,958,300
             44,200 Scott Technologies, Inc. (NON)                                                        1,005,550
             37,900 Teleflex, Inc.                                                                        1,627,805
             24,600 Tennant Co.                                                                           1,056,570
                                                                                                      -------------
                                                                                                         16,181,335

Medical Technology (3.7%)
-------------------------------------------------------------------------------------------------------------------
             20,231 Arrow International, Inc.                                                               739,696
             26,886 Beckman Coulter, Inc.                                                                 1,087,539
             16,200 Conmed Corp. (NON)                                                                      371,588
             67,600 Datascope Corp.                                                                       2,344,875
             30,200 Diagnostic Products Corp.                                                             1,592,144
             65,800 Haemonetics Corp. (NON)                                                               1,906,884
            198,400 Mentor Corp.                                                                          4,575,600
            808,600 Meridian Bioscience, Inc. (AFF)                                                       2,223,650
              9,000 Respironics, Inc. (NON)                                                                 226,125
             83,339 Vital Signs, Inc.                                                                     3,263,243
                                                                                                      -------------
                                                                                                         18,331,344

Metals (1.6%)
-------------------------------------------------------------------------------------------------------------------
            103,800 Carpenter Technology Corp.                                                            2,875,260
             49,100 Material Sciences Corp. (NON)                                                           432,080
            167,300 Quanex Corp.                                                                          3,011,400
             48,000 Reliance Steel & Aluminum Co.                                                         1,228,800
             40,200 Steel Dynamics, Inc. (NON)                                                              499,988
                                                                                                      -------------
                                                                                                          8,047,528

Office Equipment & Supplies (1.7%)
-------------------------------------------------------------------------------------------------------------------
             63,500 Falcon Products, Inc.                                                                   565,150
             44,000 HON INDUSTRIES, Inc.                                                                  1,093,400
            174,700 Standard Register Co. (The)                                                           2,978,635
             39,700 United Stationers, Inc. (NON)                                                           994,981
            154,533 Wallace Computer Services, Inc.                                                       2,753,778
                                                                                                      -------------
                                                                                                          8,385,944

Oil & Gas (1.4%)
-------------------------------------------------------------------------------------------------------------------
             28,700 Exco Resources, Inc. (NON)                                                              477,138
             20,800 Mitchell Energy & Development Corp. Class A                                           1,107,600
             31,400 Newfield Exploration Co. (NON)                                                        1,099,628
            113,700 St. Mary Land & Exploration Co.                                                       2,536,931
             33,357 Stone Energy Corp. (NON)                                                              1,801,303
                                                                                                      -------------
                                                                                                          7,022,600

Paper & Forest Products (0.5%)
-------------------------------------------------------------------------------------------------------------------
             62,200 Albany International Corp. (NON)                                                      1,125,820
             70,800 BWAY Corp. (NON)                                                                        276,120
             61,300 Packaging Corp. Of America (NON)                                                        888,850
                                                                                                      -------------
                                                                                                          2,290,790

Pharmaceuticals (0.6%)
-------------------------------------------------------------------------------------------------------------------
             34,600 Cambrex Corp.                                                                         1,443,166
            165,500 Perrigo Co. (NON)                                                                     1,675,688
                                                                                                      -------------
                                                                                                          3,118,854

Photography/Imaging (0.8%)
-------------------------------------------------------------------------------------------------------------------
            516,100 BMC Industries, Inc.                                                                  2,786,940
             62,900 Imation Corp. (NON)                                                                   1,390,090
                                                                                                      -------------
                                                                                                          4,177,030

Publishing (0.4%)
-------------------------------------------------------------------------------------------------------------------
             50,800 McClatchy Co. Class A (The)                                                           2,115,820

Real Estate (0.5%)
-------------------------------------------------------------------------------------------------------------------
             91,400 LNR Property Corp.                                                                    2,568,340

Restaurants (0.6%)
-------------------------------------------------------------------------------------------------------------------
            158,028 CBRL Group, Inc.                                                                      2,992,655

Retail (7.2%)
-------------------------------------------------------------------------------------------------------------------
             29,800 Aaron Rents, Inc.                                                                       473,820
             61,100 Barnes & Noble, Inc. (NON)                                                            1,649,700
            250,437 Casual Male Corp.                                                                     1,846,973
            243,500 Claire's Stores, Inc.                                                                 4,241,770
             88,400 Coldwater Creek, Inc. (NON)                                                           1,635,400
            122,600 Consolidated Stores Corp. (NON)                                                       1,901,526
            171,800 Dillards, Inc. Class A                                                                3,229,840
            160,300 Hughes Supply, Inc.                                                                   2,813,265
            109,300 J. Jill Group, Inc. (NON)                                                             1,981,063
             82,500 J. Jill Group, Inc. (NON)                                                             1,495,313
            102,500 Lands' End, Inc. (NON)                                                                2,380,050
             95,000 NU Skin Enterprises, Inc. Class A                                                       779,000
            404,500 Pier 1 Imports, Inc.                                                                  5,258,500
            153,970 Regis Corp.                                                                           2,290,304
             85,400 Ruddick Corp.                                                                         1,118,740
            143,700 Spiegel, Inc. Class A                                                                 1,041,825
            126,500 United Natural Foods, Inc. (NON)                                                      1,612,875
                                                                                                      -------------
                                                                                                         35,749,964

Semiconductor (0.6%)
-------------------------------------------------------------------------------------------------------------------
            179,300 Cohu, Inc.                                                                            2,924,831

Shipping (1.2%)
-------------------------------------------------------------------------------------------------------------------
            115,600 EGL, Inc. (NON)                                                                       2,875,550
             93,300 USFreightways Corp.                                                                   2,973,938
                                                                                                      -------------
                                                                                                          5,849,488

Software (1.1%)
-------------------------------------------------------------------------------------------------------------------
             85,400 Autodesk, Inc.                                                                        3,255,875
             61,600 Hyperion Solutions Corp. (NON)                                                        1,054,900
             79,100 JDA Software Group, Inc. (NON)                                                        1,028,300
                                                                                                      -------------
                                                                                                          5,339,075

Technology Services (2.1%)
-------------------------------------------------------------------------------------------------------------------
             81,800 American Management Systems (NON)                                                     1,809,825
             34,900 CACI International, Inc. Class A (NON)                                                  951,025
            110,100 Ciber, Inc. (NON)                                                                       725,559
            217,510 Computer Task Group, Inc.                                                             1,305,060
              5,300 Davox Corp. (NON)                                                                        54,656
             63,680 Global Payments, Inc. (NON)                                                           1,209,920
            118,700 Keane, Inc. (NON)                                                                     1,782,874
            320,843 MTS Systems Corp.                                                                     2,707,113
                                                                                                      -------------
                                                                                                         10,546,032

Telephone (0.1%)
-------------------------------------------------------------------------------------------------------------------
             20,200 CT Communications, Inc.                                                                 318,150

Textiles (1.0%)
-------------------------------------------------------------------------------------------------------------------
            214,200 Interface, Inc. Class A                                                               1,365,525
             42,800 Polo Ralph Lauren Corp. (NON)                                                         1,254,040
            165,200 Wolverine World Wide, Inc.                                                            2,430,092
                                                                                                      -------------
                                                                                                          5,049,657

Transaction Processing (0.4%)
-------------------------------------------------------------------------------------------------------------------
             81,300 National Data Corp.                                                                   2,075,589

Waste Management (0.1%)
-------------------------------------------------------------------------------------------------------------------
             18,200 Stericycle, Inc. (NON)                                                                  714,350
                                                                                                      -------------
                    Total Common Stocks (cost $412,857,127)                                           $ 477,810,479

SHORT-TERM INVESTMENTS (4.2%) (a) (cost $20,771,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $20,771,000 Interest in $900,000,000 joint tri-party repurchase agreement dated February 28, 2001 with S.B.C.
                    Warburg, Inc. due March 1, 2001 with respect to
                    various U.S. Government obligations -- maturity value
                    of $20,774,150 for an effective yield of 5.46%.                                   $  20,771,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $433,628,127) (b)                                         $ 498,581,479
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $500,015,249.

  (b) The aggregate identified cost on a tax basis is $435,326,092, resulting in gross unrealized appreciation and depreciation of $88,256,132 and $25,000,745, respectively, or net unrealized appreciation of $63,255,387.

(NON) Non-income-producing security.

(AFF) Affiliated companies (Note 6).

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $433,628,127) (Note 1)                                        $498,581,479
-------------------------------------------------------------------------------------------
Cash                                                                                296,810
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                   389,848
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           10,662,178
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    4,154,777
-------------------------------------------------------------------------------------------
Total assets                                                                    514,085,092

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 12,122,145
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          711,920
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        785,010
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           90,248
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         3,923
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,545
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              247,202
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              106,850
-------------------------------------------------------------------------------------------
Total liabilities                                                                14,069,843
-------------------------------------------------------------------------------------------
Net assets                                                                     $500,015,249

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                             $426,982,715
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                             8,079,182
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       64,953,352
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $500,015,249

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($242,602,271 divided by 19,272,464 shares)                                          $12.59
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $12.59)*                              $13.36
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($192,673,269 divided by 15,502,929 shares)**                                        $12.43
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($32,073,720 divided by 2,576,301 shares)**                                          $12.45
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($7,588,892 divided by 605,293 shares)                                               $12.54
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $12.54)*                              $12.99
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($25,077,097 divided by 1,991,455 shares)                                            $12.59
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended February 28, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividend (including dividend income of $30,882
from affiliated issuers) (Note 6)                                               $ 3,725,598
-------------------------------------------------------------------------------------------
Interest                                                                            490,309
-------------------------------------------------------------------------------------------
Total investment income                                                           4,215,907

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,202,152
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      459,619
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,105
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,081
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               375,929
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,017,219
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               170,532
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                12,917
-------------------------------------------------------------------------------------------
Other                                                                               228,458
-------------------------------------------------------------------------------------------
Total expenses                                                                    4,486,012
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (59,291)
-------------------------------------------------------------------------------------------
Net expenses                                                                      4,426,721
-------------------------------------------------------------------------------------------
Net investment loss                                                                (210,814)
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  9,444,012
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                       60,437,328
-------------------------------------------------------------------------------------------
Net gain on investments                                                          69,881,340
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $69,670,526
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                                    For the period
                                                                                    April 13, 1999
                                                                                     (commencement
                                                                       Year ended   of operations)
                                                                      February 28  to February 29,
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                      (210,814)        (360,515)
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                        9,444,012          702,286
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                             60,437,328        4,516,024
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   69,670,526        4,857,795
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                               (604,473)        (236,240)
--------------------------------------------------------------------------------------------------
   Class B                                                               (398,562)        (160,533)
--------------------------------------------------------------------------------------------------
   Class C                                                                (70,377)         (17,578)
--------------------------------------------------------------------------------------------------
   Class M                                                                 (8,024)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     280,397,674      144,586,041
--------------------------------------------------------------------------------------------------
Total increase in net assets                                          348,986,764      149,029,485

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year (Note 5)                                            151,028,485        1,999,000
--------------------------------------------------------------------------------------------------
End of year                                                          $500,015,249     $151,028,485
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended  April 13, 1999+
operating performance                 Feb. 28     to Feb. 29
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                   $10.01        $8.50
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (loss)(a)          .03         (.01)
--------------------------------------------------------------
Net realized and unrealized
gain on investments                     2.59         1.56
--------------------------------------------------------------
Total from
investment operations                   2.62         1.55
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net realized
gain on investments                     (.04)        (.04)
--------------------------------------------------------------
Total distributions                     (.04)        (.04)
--------------------------------------------------------------
Net asset value,
end of period                         $12.59       $10.01
--------------------------------------------------------------
Total return at
net asset value (%)(b)                 26.19        18.23*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                      $242,602      $83,845
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.31         1.38*
--------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .25         (.20)*
--------------------------------------------------------------
Portfolio turnover (%)                 34.37        41.58*
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
--------------------------------------------------------------
                                                For the period
Per-share                            Year ended  May 3, 1999+
operating performance                 Feb. 28     to Feb. 29
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                    $9.95        $9.35
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment loss (a)                 (.05)        (.07)
--------------------------------------------------------------
Net realized and unrealized
gain on investments                     2.57          .71
--------------------------------------------------------------
Total from
investment operations                   2.52          .64
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net realized
gain on investments                     (.04)        (.04)
--------------------------------------------------------------
Total distributions                     (.04)        (.04)
--------------------------------------------------------------
Net asset value,
end of period                         $12.43        $9.95
--------------------------------------------------------------
Total return at
net asset value (%)(b)                 25.34         6.84*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                      $192,673      $59,224
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.06         1.91*
--------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.50)        (.81)*
--------------------------------------------------------------
Portfolio turnover (%)                 34.37        41.58*
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                For the period
Per-share                            Year ended  July 26, 1999+
operating performance                  Feb. 28    to Feb. 29
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                    $9.97       $10.23
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment loss (a)                 (.05)        (.05)
--------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                   2.57         (.17)
--------------------------------------------------------------
Total from
investment operations                   2.52         (.22)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net realized
gain on investments                     (.04)        (.04)
--------------------------------------------------------------
Total distributions                     (.04)        (.04)
--------------------------------------------------------------
Net asset value,
end of period                         $12.45        $9.97
--------------------------------------------------------------
Total return at
net asset value (%)(b)                 25.29        (2.16)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $32,074       $7,960
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.06         1.38*
--------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.49)        (.57)*
--------------------------------------------------------------
Portfolio turnover (%)                 34.37        41.58*
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-------------------------------------------------
                                   For the period
Per-share                          March 29, 2000+
operating performance              to February 28
-------------------------------------------------
                                        2001
-------------------------------------------------
Net asset value,
beginning of period                   $10.23
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment loss (a)                 (.02)
-------------------------------------------------
Net realized and unrealized
gain on investments                     2.37
-------------------------------------------------
Total from
investment operations                   2.35
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net realized
gain on investments                     (.04)
-------------------------------------------------
Total distributions                     (.04)
-------------------------------------------------
Net asset value,
end of period                         $12.54
-------------------------------------------------
Total return at
net asset value (%)(b)                 22.99*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                        $7,589
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.67*
-------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.18)*
-------------------------------------------------
Portfolio turnover (%)                 34.37
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
-------------------------------------------------
                                   For the period
Per-share                         January 3, 2001+
operating performance              to February 28
-------------------------------------------------
                                        2001
-------------------------------------------------
Net asset value,
beginning of period                   $11.73
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (a)                .01
-------------------------------------------------
Net realized and unrealized
gain on investments                      .85
-------------------------------------------------
Total from
investment operations                    .86
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net realized
gain on investments                       --
-------------------------------------------------
Total distributions                       --
-------------------------------------------------
Net asset value,
end of period                         $12.59
-------------------------------------------------
Total return at
net asset value (%)(b)                  7.33*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                       $25,077
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .17*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)                .08*
-------------------------------------------------
Portfolio turnover (%)                 34.37
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
February 28, 2001

Note 1
Significant accounting policies

Putnam Small Cap Value Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class M shares on March 29, 2000 and also began offering class Y shares on January 3, 2001. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher on-going distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an on-going distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended February 28, 2001, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2001, the fund reclassified $210,814 to decrease accumulated net investment loss with a decrease to accumulated net realized gains of $210,814. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended February 28, 2001, the fund's expenses were reduced by $59,291 under these arrangements.

Each independent Trustee of the trust receives an annual Trustee fee, of which $664 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended February 28, 2001, Putnam Retail Management, Inc., acting as underwriter received net commissions of $259,846 and $3,387 from the sale of class A and class M shares, respectively, and received $134,920 and $4,376 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended February 28, 2001, Putnam Retail Management, Inc., acting as underwriter received $7,346 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended February 28, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $352,542,975 and $94,073,820, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,730,463        $199,747,429
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   51,274             578,355
---------------------------------------------------------------------------
                                            17,781,737         200,325,784

Shares
repurchased                                 (6,888,361)        (79,074,011)
---------------------------------------------------------------------------
Net increase                                10,893,376        $121,251,773
---------------------------------------------------------------------------

                                             For the period April 13, 1999
                                           (commencement of operations) to
                                                         February 29, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,669,194        $103,159,610
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   25,137             229,502
---------------------------------------------------------------------------
                                            10,694,331         103,389,112

Shares
repurchased                                 (2,550,419)        (24,422,329)
---------------------------------------------------------------------------
Net increase                                 8,143,912        $ 78,966,783
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,752,014        $132,859,311
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   32,145             358,775
---------------------------------------------------------------------------
                                            11,784,159         133,218,086

Shares
repurchased                                 (2,230,555)        (24,695,974)
---------------------------------------------------------------------------
Net increase                                 9,553,604        $108,522,112
---------------------------------------------------------------------------

                                                For the period May 3, 1999
                                           (commencement of operations) to
                                                         February 29, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,998,249        $ 67,914,848
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   16,219             147,594
---------------------------------------------------------------------------
                                             7,014,468          68,062,442

Shares
repurchased                                 (1,065,143)        (10,063,380)
---------------------------------------------------------------------------
Net increase                                 5,949,325        $ 57,999,062
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,940,212         $21,615,958
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,294              59,184
---------------------------------------------------------------------------
                                             1,945,506          21,675,142

Shares
repurchased                                   (167,359)         (1,855,629)
---------------------------------------------------------------------------
Net increase                                 1,778,147         $19,819,513
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                         February 29, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    848,441          $8,095,191
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,634              14,881
---------------------------------------------------------------------------
                                               850,075           8,110,072

Shares
repurchased                                    (51,921)           (489,876)
---------------------------------------------------------------------------
Net increase                                   798,154          $7,620,196
---------------------------------------------------------------------------

                                             For the period March 29, 2000
                                           (commencement of operations) to
                                                         February 28, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    774,119         $ 9,129,448
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                      	               687               7,729
---------------------------------------------------------------------------
                                               774,806           9,137,177

Shares
repurchased                                   (169,513)         (1,942,443)
---------------------------------------------------------------------------
Net increase                                   605,293         $ 7,194,734
---------------------------------------------------------------------------

                                            For the period January 3, 2001
                                           (commencement of operations) to
                                                         February 28, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,245,265         $26,784,307
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,245,265          26,784,307

Shares
repurchased                                   (253,810)         (3,174,765)
---------------------------------------------------------------------------
Net increase                                 1,991,455         $23,609,542
---------------------------------------------------------------------------

Note 5
Initial capitalization and offering
of shares

The trust was established as a Massachusetts business trust on October 31, 1994. During the period October 31, 1994 to April 13, 1999, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $1,999,000 and the issuance of 235,176 class A shares to Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, LLC on April 12, 1999.

Note 6
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                                              Purchase               Sales            Dividend              Market
Affiliates                                	      Cost             	  Cost              Income        	     Value
------------------------------------------------------------------------------------------------------------------
Name of affiliate
------------------------------------------------------------------------------------------------------------------
Meridian Biosciences, Inc.                    $884,309                 $--             $30,882          $2,223,650



Note 7
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $5,277,147 as capital gain, for its taxable year ended February 28, 2001.

The fund has designated 82.26% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward T. Shadek, Jr.
Vice President and Fund Manager

Sheldon N. Simon
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN069-70445  2MF  4/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Small Cap Value Fund
Supplement to Annual Report dated 2/28/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 2/28/01

                                                      NAV
1 year                                               26.19%
Life of fund (since class A inception, 4/13/99)      49.19
Annual average                                       23.71

Share value:                                          NAV
1/3/01                                              $11.73
2/28/01                                              12.59
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     --        --             --              --
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, but do not reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Putnam
Emerging
Markets
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The turbulent worldwide economic and market environment that has held virtually every national economy in its grip over the past year hit emerging economies especially hard. The situation is not surprising, since these countries are heavily dependent on sales of their products to developed markets.

What is somewhat remarkable, as the management team of Putnam Emerging Markets Fund points out in the following report, is that this time it was not the emerging economies that touched off the global downturn.

Regardless of the origins of the global malaise, the fund's performance during this difficult period reflects the consequences. Nevertheless, the fund's managers find several reasons for optimism in the months ahead as the fund embarks on the second half of fiscal 2001.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
April 18, 2001

REPORT FROM FUND MANAGEMENT

Thomas R. Haslett
J. Peter Grant
Stephen S. Oler
Carmel Peters
Claudio Brocado

Over the past decade, emerging markets have often been seen as the source of financial contagion. However, during recent months they have unfortunately borne the brunt of problems elsewhere. Economic sluggishness in the United States and Japan has slowed down business activity in regions where these countries trade extensively, especially southeast Asia and Mexico. Many emerging markets continue to enjoy internally generated growth. Therefore, although emerging markets stocks have declined in sympathy with developed markets, they still offer attractive diversification possibilities. However, the negative results for Putnam Emerging Markets Fund demonstrate that it is difficult for emerging markets to move ahead when the major world economies encounter difficulty, even if their internal conditions are relatively healthy.

Total return for 6 months ended 2/28/01

      Class A          Class B           Class C          Class M
    NAV     POP      NAV     CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -22.87% -27.30%  -23.17%  -27.01%  -23.06% -23.83%  -23.06% -25.73%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* EMERGING MARKETS STRUGGLED AGAINST GLOBAL SLOWDOWN

A slowdown in the technology sector burdened all global markets during the period. Technology stocks have reacted sharply to declining equipment sales, specifically, sales of personal computers, servers, networking equipment, and wireless telephones. The decline in technology stocks has been exacerbated by the extraordinarily high valuations these stocks reached in early 2000. Near-term demand for technology products had been substantially overestimated. These businesses have been cutting production and trying to reduce their product inventories. As they do this, their profits take a hit.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications	     16.3%

Banking	                 13.9%

Electronics	             10.0%

Metals	                  7.4%

Oil and gas	              7.2%

Footnote reads:
*Based on net assets as of 2/28/01. Holdings will vary over time.

This problem had large ramifications in South Korea and Taiwan, where many manufacturers make components for computer and telecommunications equipment, such as dynamic random access memory (DRAM) chips. Several key fund holdings in these industries, including Samsung Electronics and Taiwan Semiconductor, experienced setbacks. Although these holdings as well as others mentioned in this report were viewed favorably at the end of the reporting, all holdings are subject to review in accordance with the fund's objective.

In the meantime, the temporary idling of the technology growth engine has dragged down Asian stocks across a broad front. India, which has a large concentration of software companies, has also felt the effects. And while technology has made headlines, the entire U.S. economy has become sluggish, and in turn has slowed demand for exports from many Asian and Latin American markets.

There is, however, cause for optimism. With the technology spending cycle now near its low point, Asian manufacturers could well be the first to rally when spending begins to increase again. Furthermore, the U.S. slowdown prompted the Federal Reserve in January to begin cutting interest rates, which started lowering financing costs for dominant emerging markets companies.

* FUND'S DIVERSIFICATION WAS A KEY TO PERFORMANCE

Your fund's investment process assesses risk on many levels. Primarily, the fund avoids concentrations in any one market, region, or business sector. Furthermore, in analyzing stocks fundamentally, we work to determine the intrinsic business worth of a company and select stocks of companies we believe are priced below this worth. This approach also keeps the fund neutral with regard to investment styles, instead of favoring traditional growth or value styles, either of which can fall out of favor.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

China Telecom, Ltd.
Hong Kong
Telecommunications

Grupo Financiero Banamex-
Accival SA de CV
Mexico
Banking

Samsung Electronics Co.
South Korea
Electronics

Taiwan Semiconductor
Manufacturing Co.
Taiwan
Electronics

Telefonos de Mexico SA ADR Class L
Mexico
Telecommunications

Impala Platinum Holdings, Ltd.
South Africa
Metals

SK Telecom Co., Ltd.
South Korea
Telecommunications

Surgutneftegaz ADR
Russia
Oil and gas

Banco Itau SA
Brazil
Banking

The De Beers Group
South Africa
Metals

Footnote reads:
These holdings represent 21.0% of the fund's net assets as of 2/28/01. Portfolio holdings will vary over time.

During the recent six-month period, we modestly favored Latin American markets over Asian markets. As it turns out, our analysis was accurate. Mexico and Brazil continue to perform well economically, and these markets have outperformed the emerging markets universe. Mexico's new president, Vicente Fox, has taken power without the economic disruption that has historically accompanied Mexican elections and is following an agenda of continuing reform and development. Mexican stocks and the peso have been largely stable. In our view, Mexico's economy is highly sensitive to U.S. monetary policy and should benefit from the Fed's looser monetary policy. In comparison to its benchmark index, the fund has an overweight position in Mexican banks, which we consider undervalued. Your fund also owns Wal-Mart de Mexico, the Mexican subsidiary of Wal-Mart, as well as Telefonos de Mexico, one of the most attractively valued and well capitalized telecommunications companies in the world.

In Brazil we also favor financials. As with Mexican banks, Brazilian banks are positioned for long-term growth. The fund's top Brazilian holding is Banco Itau. This exceptionally well-managed bank benefited from Brazil's currency devaluation two years ago because it was well-positioned for that risk. In the aftermath of the devaluation, the bank invested heavily in Brazilian government bonds that paid hefty interest rates. With Brazil's economy now expanding, Banco Itau is well positioned to increase its commercial lending.


"For most investors, it makes sense to play emerging markets via funds, not individual stocks. After all, funds offer the (relative) safety of broad diversification, and they offer a convenient way to invest in companies that don't trade in the U.S."

-- Money, March 2001


Some of the fund's best-performing holdings were in remote emerging markets, such as South Africa and Russia. The South African market, dominated by natural resource and basic materials companies, proved to have defensive qualities as commodity prices remained firm. The strong price of platinum supported South Africa's Impala Platinum Holdings. De Beers, well-known for its leadership in worldwide sales of diamonds, also performed well, in part because a group of major shareholders is seeking to acquire the entire company. In Russia, the fund owned Surgutneftegaz, an energy company with an attractive valuation.

* GREATER STABILITY AMID RECENT RISKS

Since the crisis in Asian emerging markets in 1997 and in Russia one year later, we have commented on the steps emerging markets are taking toward greater financial stability. It has now been two years since the last major crisis -- Brazil's currency devaluation. Due in part to a stabilization package led by the International Monetary Fund (IMF), that crisis remained contained.

In February 2001, Turkey fell victim to a political crisis triggered by a disagreement between the president and the prime minister over economic policy. Markets reacted by selling Turkish stocks and the lira, the nation's currency. The government was forced to devalue the lira. Your fund had a small position in Turkish stocks, worth less than two percent of the portfolio. The silver lining to this cloud was that the crisis remained confined to a single country instead of spilling over to other markets.

In general, emerging markets governments have maintained a commitment to economic and fiscal reform. Brazil is a leader in this area. It is encouraging protection of minority equity shareholders by allowing Brazilian pension funds to invest more heavily in companies that adopt the best shareholder practices. The government itself is operating under a new fiscal responsibility law which has helped address one of the most pressing problems of the late 1990s, and the fiscal deficit is increasingly under control. The Indian government is considering implementing a similar type of law, and has set an aggressive goal for a lower budget deficit in the upcoming fiscal year. The new Fox administration in Mexico is also working on proposals for wide-ranging financial modernization legislation. In Russia, Standard & Poor's has begun to rate companies based on their corporate governance practices. This reform agenda improves the quality of the emerging markets investment universe.

* EMERGING MARKETS POISED FOR SUBSTANTIAL GROWTH

As the second half of the fund's fiscal year begins, global markets are still experiencing setbacks amid uncertainty regarding the U.S. economy and corporate earnings. In this situation, we are glad to report that emerging markets offer significant diversification potential for U.S. investors. Although these markets are unlikely to entirely shrug off severe declines in developed markets, their positive fundamental conditions and very attractive valuations nonetheless remain an advantage. Most emerging markets are still achieving healthy growth rates above 3%. China continues to grow at rates higher than 5% annually. Brazil will grow faster in 2001 than it grew in 2000. Mexico's consumers continue to spend even though exports to the United States are slowing. The strong relative economic growth and positive fundamentals in emerging markets as a whole should become a magnet for global investment once there is greater stability in developed markets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/28/01, there is no guarantee the fund will continue to hold these securities in the future. International investing includes certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks, including illiquidity and volatility, may be associated with emerging-markets securities.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Emerging Markets Fund is designed for investors seeking capital appreciation through common stocks of companies operating primarily in developing economies.


TOTAL RETURN FOR PERIODS ENDED 2/28/01

                     Class A         Class B         Class C         Class M
(inception dates)   (12/28/95)      (10/30/96)      (7/26/99)       (10/30/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -22.87% -27.30% -23.17% -27.01% -23.06% -23.83% -23.06% -25.73%
------------------------------------------------------------------------------
1 year          -36.79  -40.41  -37.29  -40.42  -37.24  -37.87  -37.09  -39.30
------------------------------------------------------------------------------
5 years          -5.16  -10.63   -8.57  -10.33   -8.62   -8.62   -7.57  -10.78
Annual average   -1.05   -2.22   -1.78   -2.16   -1.79   -1.79   -1.56   -2.26
------------------------------------------------------------------------------
Life of fund      1.99   -3.89   -1.73   -2.67   -1.82   -1.82   -0.75   -4.23
Annual average    0.38   -0.77   -0.34   -0.52   -0.35   -0.35   -0.15   -0.83
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/01

                               MSCI Emerging
                                Markets Free            Consumer
                                   Index               price index
------------------------------------------------------------------------------
6 months                          -17.08%                 2.03%
------------------------------------------------------------------------------
1 year                            -28.65                  3.59
------------------------------------------------------------------------------
5 years                           -19.64                 13.60
Annual average                     -4.28                  2.58
------------------------------------------------------------------------------
Life of fund                      -15.29                 14.34
Annual average                     -3.16                  2.63
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1 year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of the reporting period, the fund was offered on a limited basis and had limited assets. The fund's performance data reflect an expense limitation previously in effect. Without the expense limitation, total returns would have been lower.

A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for class A, B, C, and M shares of Putnam Emerging Markets Fund.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/28/01

                     Class A            Class B      Class C        Class M
------------------------------------------------------------------------------
Share value:       NAV     POP            NAV          NAV        NAV     POP
------------------------------------------------------------------------------
8/31/00         $10.67  $11.32          $10.53       $10.58     $10.58  $10.96
------------------------------------------------------------------------------
2/28/01           8.23    8.73            8.09         8.14       8.14    8.44
------------------------------------------------------------------------------
*The fund did not make any distributions during the period.

TOTAL RETURN FOR PERIODS ENDED 3/31/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (12/28/95)      (10/30/96)      (7/26/99)       (10/30/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -21.59% -26.12% -21.89% -25.79% -21.99% -22.77% -21.80% -24.54%
------------------------------------------------------------------------------
1 year          -41.88  -45.23  -42.31  -45.20  -42.40  -42.97  -42.23  -44.25
------------------------------------------------------------------------------
5 years         -16.61  -21.40  -19.56  -21.11  -19.82  -19.82  -18.83  -21.66
Annual average   -3.57   -4.70   -4.26   -4.63   -4.32   -4.32   -4.09   -4.77
------------------------------------------------------------------------------
Life of fund     -8.18  -13.47  -11.57  -12.42  -11.83  -11.83  -10.75  -13.87
Annual average   -1.61   -2.71   -2.31   -2.49   -2.37   -2.37   -2.14   -2.80
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Performance data reflects an expense limitation previously in effect. Without it, returns would have been lower. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged list of equity securities from emerging markets available to non-domestic investors with all values expressed in U.S. dollars. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
February 28, 2001 (Unaudited)

COMMON STOCKS (98.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Brazil (15.3%)
-------------------------------------------------------------------------------------------------------------------
              6,516 Aracruz Celulose SA ADR                                                           $      90,898
             75,248 Banco Bradesco SA                                                                       423,776
             23,666 Banco Itau SA                                                                         1,976,030
             11,000 Brasil Telecom Paricipacoes SA ADR                                                      574,750
             87,272 Centrais Geradoras do Sul do Brasil SA (NON)                                            135,053
             20,519 Companhia Brasileira de Distribuicao Grupo Pao
                    de Acucar ADR                                                                           689,438
             69,529 Companhia de Bebidas das Americas ADR                                                 1,710,413
             37,400 Companhia Paranaense de Energia-Copel ADR                                               351,560
             65,265 Companhia Vale do Rio Doce ADR                                                        1,670,784
             13,269 Eletropaulo Metropolitana SA                                                            704,972
             16,500 Embratel Participacoes SA                                                               160,152
             48,600 Embratel Participacoes SA ADR                                                           588,060
            136,001 Empresa Bras Aeronautica                                                              1,265,435
             33,542 Gerdau SA                                                                               312,095
             35,100 Petroleo Brasileiro SA ADR                                                            1,001,403
             36,561 Petroleo Brasileiro SA ADR                                                              973,437
             60,200 Petroleo Brasileiro SA (NON)                                                          1,618,796
            139,700 Tele Celular Sul Participacoes SA                                                       221,659
             32,746 Tele Celular Sul Participacoes SA ADR                                                   671,293
             47,100 Tele Norte Leste Participacoes SA ADR                                                 1,022,070
              5,200 Telemig Celular Participacoes SA ADR                                                    301,600
             22,635 Telesp Celular Participacoes SA ADR                                                     543,240
             11,600 Uniao de Bancos Brasileiros SA GDR                                                      277,820
             83,231 Usinas Sider Minas Gerais SA                                                            423,899
             24,300 Votorantim Celulose e Papel SA ADR                                                      337,770
                                                                                                      -------------
                                                                                                         18,046,403

Canada (0.1%)
-------------------------------------------------------------------------------------------------------------------
             16,400 Global Light Telecom, Inc. (NON)                                                         77,080

Chile (0.8%)
-------------------------------------------------------------------------------------------------------------------
             24,350 Compania Telecommunicaciones de Chile SA ADR                                            353,319
             17,900 Enersis SA ADR                                                                          319,515
             38,600 Entel SA                                                                                291,905
                                                                                                      -------------
                                                                                                            964,739

China (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,702,000 Beijing Datang Power Gen. Co., Ltd.                                                     540,072
            756,000 China Eastern Airlines (NON)                                                            121,157
          1,390,000 Guangshen Railway Co., Ltd.                                                             224,544
                                                                                                      -------------
                                                                                                            885,773

Egypt (0.6%)
-------------------------------------------------------------------------------------------------------------------
             11,500 Al Ahram Beverage Co. (NON)                                                             145,232
              3,000 Al Ahram Beverage Co. GDR (NON)                                                          37,650
             40,700 Al Ahram Beverage Co. GDR 144A (NON)                                                    508,750
                                                                                                      -------------
                                                                                                            691,632

Greece (1.1%)
-------------------------------------------------------------------------------------------------------------------
             13,060 Cosmote Mobile Communications SA (NON)                                                  106,145
             77,600 Cosmote Mobile Communications SA 144A (NON)                                             630,694
              8,400 OTP Bank GDR 144A                                                                       413,700
              3,600 OTP Bank GDR                                                                            177,300
                                                                                                      -------------
                                                                                                          1,327,839

Hong Kong (8.0%)
-------------------------------------------------------------------------------------------------------------------
          1,120,000 Brilliance China Automotive                                                             315,906
            398,000 China Everbright, Ltd.                                                                  464,345
            507,000 China Merchants Holdings International Co., Ltd.                                        412,761
          2,032,000 China Resources Beijing Land                                                            494,987
            693,500 China Telecom, Ltd. (NON)                                                             3,796,565
            191,000 Citic Pacific, Ltd.                                                                     685,659
          1,011,000 CNOOC, Ltd. (NON)                                                                       907,331
            344,000 Cosco Pacific, Ltd.                                                                     242,570
            698,000 Denway Motors, Ltd. (NON)                                                               166,441
            116,000 Hong Kong Exchanges and Clearing, Ltd.                                                  244,647
            682,000 Legend Holdings, Ltd.                                                                   559,604
          2,608,000 PetroChina Co., Ltd.                                                                    484,833
            129,000 Shanghai Industrial Holdings, Ltd.                                                      247,256
          1,063,000 Yanzhou Coal Mining Co., Ltd. (NON)                                                     364,564
                                                                                                      -------------
                                                                                                          9,387,469

Hungary (0.5%)
-------------------------------------------------------------------------------------------------------------------
              9,498 Gedeon Richter Rt.                                                                      538,958

India (6.1%)
-------------------------------------------------------------------------------------------------------------------
             69,520 BSES, Ltd. GDR                                                                          329,679
                200 Cipla, Ltd.                                                                               4,357
             48,107 Gujarat Ambuja Cements, Ltd.                                                            194,495
             21,000 HCL Technologies, Ltd. (NON)                                                            280,895
             57,600 Hindustan Lever, Ltd. (NON)                                                             283,855
             52,100 Housing Development Finance Corporation, Ltd. (NON)                                     664,317
             76,700 ICICI Bank, Ltd. ADR (NON)                                                              579,085
             27,500 ICICI, Ltd. ADR                                                                         361,900
              7,820 Infosys Technologies, Ltd. (NON)                                                      1,051,357
             27,900 ITC, Ltd.                                                                               466,179
             46,100 Larsen & Toubro, Ltd. GDR                                                               258,824
              9,300 NIIT, Ltd. (NON)                                                                        248,253
            115,700 Reliance Industries, Ltd.                                                             1,029,245
              4,000 Reliance Industries, Ltd. GDS                                                            70,000
             74,000 Satyam Computer Services, Ltd. (NON)                                                    551,622
             27,750 Vindesh Sanchar Nigam, Ltd. ADR                                                         359,363
              8,841 Wipro, Ltd. ADR (NON)                                                                   473,789
                                                                                                      -------------
                                                                                                          7,207,215

Israel (4.0%)
-------------------------------------------------------------------------------------------------------------------
              7,600 Advanced Vision Technology, Ltd. 144A (NON)                                              20,264
             16,000 BreezeCom, Ltd. (NON)                                                                   193,000
              3,200 Ceragon Networks, Ltd. (NON)                                                             47,000
             23,850 Check Point Software Technologies, Ltd. (NON)                                         1,529,381
             60,600 ESC Medical Systems, Ltd. (NON)                                                       1,272,600
             26,300 M-Systems Flash Disk Pioneers, Ltd. (NON)                                               216,153
             22,266 Orbotech, Ltd. (NON)                                                                    861,416
              8,900 Teva Pharmaceutical Industries                                                          567,375
                                                                                                      -------------
                                                                                                          4,707,189

Malaysia (2.7%)
-------------------------------------------------------------------------------------------------------------------
            461,000 IJM Copr. Berhad                                                                        357,882
            117,000 Malayan Banking Berhad                                                                  440,289
            438,000 Public Bank Berhad                                                                      394,200
            240,000 Sime Darby Berhad                                                                       303,158
            193,000 Tanjong Public PLC                                                                      360,605
            236,000 Telekom Malaysia                                                                        739,053
            190,000 Tenneco, Inc.                                                                           635,000
                                                                                                      -------------
                                                                                                          3,230,187

Mexico (16.0%)
-------------------------------------------------------------------------------------------------------------------
             65,950 America Movil SA de CV ADR (NON)                                                      1,180,505
            670,548 Carso Global Telecom (NON)                                                            1,260,215
             49,308 Cemex SA de CV ADR                                                                    1,038,920
             71,125 Coca-Cola Femsa SA ADR                                                                1,482,956
            511,200 Consorcio ARA SA (NON)                                                                  563,901
            398,865 Corporacion Moctezuma SA de CV                                                          781,282
            208,368 Fomento Economico Mexicano SA de CV                                                     653,459
             22,800 Grupo Aeroportuario del Sureste SA de CV ADR (NON)                                      413,364
            235,949 Grupo Carso SA de CV (NON)                                                              559,467
             64,777 Grupo Elektra SA GDR                                                                    596,596
          1,884,323 Grupo Financiero Banamex-Accival SA de CV                                             3,446,174
             16,100 Grupo Iusacell SA de CV ADR (NON)                                                       163,415
             88,715 Grupo Mexico SA                                                                         261,572
            307,604 Grupo Modelo SA de CV                                                                   776,938
             29,149 Grupo Televisa SA GDR (NON)                                                           1,163,045
            111,834 Organizacion Soriana SA                                                                 253,414
             65,850 Telefonos de Mexico SA ADR Class L                                                    2,124,321
             76,490 TV Azteca SA de CV ADR                                                                  711,357
            285,100 Wal-Mart de Mexico SA de CV Class C                                                     602,531
            340,500 Wal-Mart de Mexico SA de CV Class V                                                     803,861
                                                                                                      -------------
                                                                                                         18,837,293

Philippines (0.2%)
-------------------------------------------------------------------------------------------------------------------
             16,605 Philippine Long Distance Telephone Co. ADR                                              272,322

Poland (2.5%)
-------------------------------------------------------------------------------------------------------------------
             15,329 Agora SA GDR (NON)                                                                      234,917
             98,800 Bank Polska Kasa Opieki Grupa Pekao SA (NON)                                          1,633,239
             55,500 Orbis SA                                                                                311,305
             27,241 Polski Koncern Naftowy Orlean SA 144A GDR                                               236,316
             86,928 Telekomunikacja Polska SA                                                               504,771
                                                                                                      -------------
                                                                                                          2,920,548

Russia (2.4%)
-------------------------------------------------------------------------------------------------------------------
            182,997 Surgutneftegaz ADR                                                                    1,987,347
             55,700 Unified Energy Systems ADR                                                              546,556
            148,900 YUKOS Oil Co.                                                                           342,470
                                                                                                      -------------
                                                                                                          2,876,373

South Africa (8.7%)
-------------------------------------------------------------------------------------------------------------------
             14,100 Anglo American Platinum Corp.                                                           674,741
             43,500 De Beers Group (The)                                                                  1,821,441
             38,059 Impala Platinum Holdings, Ltd.                                                        2,068,644
            100,500 Johnnies Industrial Corp. (NON)                                                         921,266
            110,300 Liberty Group, Ltd.                                                                     888,284
             72,200 Remgro, Ltd.                                                                            490,775
            194,800 Sappi, Ltd.                                                                           1,614,190
             72,600 Sasol, Ltd.                                                                             573,393
            299,430 Standard Bank Investment                                                              1,170,815
                                                                                                      -------------
                                                                                                         10,223,549

South Korea (11.6%)
-------------------------------------------------------------------------------------------------------------------
              7,000 Cheil Jedang Corp. (NON)                                                                246,011
            125,000 Good Morning Securities Co., Ltd. (NON)                                                 570,448
             34,000 Hanwha Chemical Corp. (NON)                                                             113,930
             16,830 Housing & Commercial Bank                                                               367,242
             29,000 Humax Co., Ltd. (NON)                                                                   394,487
             30,100 Hyundai Motor Co., Ltd. (NON)                                                           384,235
             52,760 Kookmin Bank 144A GDR (NON)                                                             761,892
             11,100 Kookmin Credit Card Company, Ltd. (NON)                                                 288,260
             73,900 Korea Electric Power Corp.                                                            1,515,262
             11,100 Korea Information Engineering Service Co., Ltd. (NON)                                   212,542
             26,940 Korea Telecom Corp. ADR                                                                 808,200
             13,320 Pohang Iron & Steel Company, Ltd.                                                     1,085,143
             19,542 Samsung Electronics Co.                                                               2,915,553
             93,700 Samsung Heavy Industries (NON)                                                          406,676
              7,700 Samsung SDI Co., Ltd.                                                                   393,785
             25,800 Samsung Securities Co., Ltd.                                                            732,791
             44,400 Shinhan Bank                                                                            499,473
             11,740 SK Telecom Co., Ltd.                                                                  1,990,386
              1,400 SK Telecom Co., Ltd. ADR                                                                 27,286
                                                                                                      -------------
                                                                                                         13,713,602

Taiwan (11.4%)
-------------------------------------------------------------------------------------------------------------------
             44,994 ASE Test, Ltd. (NON)                                                                    579,298
             79,000 Asustek Computer, Inc. GDR                                                              350,509
          1,371,347 Bank Sinopac (NON)                                                                      746,242
            400,880 Cathay Life Insurance Co., Ltd.                                                         768,468
          1,032,416 Chinatrust Commercial Bank (NON)                                                        826,750
            148,750 Delta Electronic Industrial                                                             531,201
            536,672 Far Eastern Textile, Ltd.                                                               423,125
            301,000 Formosa Plastics Corp.                                                                  452,296
            373,000 Fubon Insurance Co.                                                                     340,213
            159,324 Hon Hai Precision Industry                                                              990,141
            434,000 Nan Ya Plastic Corp.                                                                    544,798
            285,000 Picvue Electronics (NON)                                                                322,512
            128,200 President Chain Store Corp.                                                             382,503
             63,000 Siliconware Precision Industries Co. ADR (NON)                                          252,000
            669,056 Taishin International Bank (NON)                                                        370,284
            199,000 Taiwan Cellular Corp. (NON)                                                             295,950
            964,230 Taiwan Semiconductor Manufacturing Co. (NON)                                          2,683,137
          1,088,660 United Microelectronics Corp. (NON)                                                   1,783,971
             50,000 Via Technologies, Inc. (NON)                                                            452,957
            243,000 Yageo Corp. (NON)                                                                       342,603
                                                                                                      -------------
                                                                                                         13,438,958

Thailand (2.2%)
-------------------------------------------------------------------------------------------------------------------
             51,400 Advanced Info Service Public Co., Ltd.                                                  621,004
             79,200 Bec World Public Co., Ltd.                                                              426,915
            139,900 PTT Exploration & Production Public Co., Ltd.                                           351,050
            463,100 Siam Commercial Bank Public Co., Ltd. (NON)                                             325,483
            722,700 TelecomAsia Corporation Public Co., Ltd. (NON)                                          415,586
            662,700 Thai Farmers Bank Public Co. (NON)                                                      438,823
                                                                                                      -------------
                                                                                                          2,578,861

Turkey (1.2%)
-------------------------------------------------------------------------------------------------------------------
         43,240,620 Dogan Sirketler Grubu Holding AS (NON)                                                  143,377
         92,863,460 Hurriyet Gazetecilik Ve Matbaacilik AS                                                  288,365
         71,536,100 Turkiye Garanti Bankasi 144A (NON)                                                      237,199
        133,518,760 Vestel Elektronik Sanayi ve Ticaret AS (NON)                                            393,529
             91,282 Yapi ve Kredi Bankasi AS GDR (NON)                                                      271,564
          5,703,600 Yazicilar Otomotiv Gida Yatirim Ve Pazarlama AS (NON)                                   132,083
                                                                                                      -------------
                                                                                                          1,466,117

United Kingdom (1.1%)
-------------------------------------------------------------------------------------------------------------------
             38,313 Old Mutual PLC                                                                           89,777
            524,500 Old Mutual PLC 144A                                                                   1,229,035
                                                                                                      -------------
                                                                                                          1,318,812

United States (1.1%)
-------------------------------------------------------------------------------------------------------------------
             30,882 DSP Group, Inc. (NON)                                                             $     592,548
            221,900 StarMedia Network, Inc. (NON)                                                           665,700
                                                                                                      -------------
                                                                                                          1,258,248
                                                                                                      -------------
                    Total Common Stocks (cost $109,411,853)                                           $ 115,969,167

UNITS (0.6%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             12,000 Cipla, Ltd. Ser. B equity participation notes, 2003
                    (issued by Credit Suisse First Boston) (India)                                    $     261,396
              5,000 Dr. Reddy Laboratories, Ltd. Ser. A equity participation notes,
                    2003 (issued by Credit Suisse First Boston) (India)                                     143,158
              1,300 Korea Telecom Corp. structured warrants expiration 1/31/02
                    (issued by Merrill Lynch & Co., CV) (South Korea)                                        67,728
             20,000 Ranbaxy Laboratories, Ltd. Ser. B equity participation notes, 2003 (issued by Credit Suisse First
                    Boston) (India)                                                                         296,348
                                                                                                      -------------
                    Total Units (cost $775,412)                                                       $     768,630
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $110,187,265) (b)                                         $ 116,737,797
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $117,874,311.

  (b) The aggregate identified cost on a tax basis is $112,028,024, resulting in gross unrealized appreciation and depreciation of $18,850,605 and $14,140,832, respectively, or net unrealized appreciation of $4,709,773.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR, GDR or GDS after the name of a foreign holding stands for American
      Depositary Receipts, Global Depositary Receipts or Global Depositary
      Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentrations greater than 10% at February 28, 2001 (as a percentage of net assets):

		  Telecommunications     16.3%
		  Banking                13.9
		  Electronics            10.0

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $110,187,265) (Note 1)                                        $116,737,797
-------------------------------------------------------------------------------------------
Cash                                                                                220,084
-------------------------------------------------------------------------------------------
Foreign currency (cost $2,089,167)                                                2,293,910
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           285,219
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              371,218
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,587,366
-------------------------------------------------------------------------------------------
Total assets                                                                    121,495,594

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   414
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,303,223
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,490,450
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        591,415
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          113,569
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        12,539
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,745
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               68,858
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               38,070
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,621,283
-------------------------------------------------------------------------------------------
Net assets                                                                     $117,874,311

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $154,437,761
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                           (688,846)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                          (42,504,719)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                             6,630,115
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $117,874,311

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($66,973,156 divided by 8,137,286 shares)                                             $8.23
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.23)*                                $8.73
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($42,380,576 divided by 5,236,278 shares)**                                           $8.09
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,607,901 divided by 689,312 shares)**                                              $8.14
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,912,678 divided by 357,761 shares)                                                $8.14
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.14)*                                $8.44
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended February 28, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividend (net of foreign tax of $76,663)                                        $   693,916
-------------------------------------------------------------------------------------------
Interest                                                                             38,533
-------------------------------------------------------------------------------------------
Total investment income                                                             732,449

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    591,415
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      315,432
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     7,462
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,300
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                84,037
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               211,911
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                27,194
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                11,239
-------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                          549
-------------------------------------------------------------------------------------------
Other                                                                               102,667
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,355,206
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (78,082)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,277,124
-------------------------------------------------------------------------------------------
Net investment loss                                                                (544,675)
-------------------------------------------------------------------------------------------
Net realized loss on investments (net of foreign tax of $94,256)
(Notes 1 and 3)                                                                 (14,455,696)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (443,336)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                                459,793
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during
the period (net of foreign tax of $127,915)                                     (18,517,637)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (32,956,876)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(33,501,551)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      February 28        August 31
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                 $    (544,675)    $ (1,739,614)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                         (14,899,032)       7,746,102
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                      (18,057,844)       5,649,232
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                       (33,501,551)      11,655,720
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                                     --         (163,236)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --          (37,113)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --           (1,217)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --           (4,364)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --         (397,673)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --          (90,414)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --           (2,966)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (10,631)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       5,313,347       25,708,986
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (28,188,204)      36,657,092

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   146,062,515      109,405,423
--------------------------------------------------------------------------------------------------
End of period (including accumulated net investment
loss and distributions in excess of net investment income
of $688,846 and $144,171, respectively)                              $117,874,311     $146,062,515
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                        For the period
Per-share                           February 28                                                     Dec. 28, 1995+
operating performance               (Unaudited)           Year ended August 31                       to August 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.67        $9.35        $5.81       $10.94       $10.28        $8.50
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.03)        (.10)          --(d)(e)    .01(d)      (.02)(d)      .01(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.41)        1.51         3.61        (4.94)         .81         1.77
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.44)        1.41         3.61        (4.93)         .79         1.78
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --         (.03)        (.07)          --         (.01)          --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.20)        (.12)          --
------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                     --         (.06)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --         (.09)        (.07)        (.20)        (.13)          --
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.23       $10.67        $9.35        $5.81       $10.94       $10.28
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (22.87)*      14.93        62.45       (45.69)        7.82        20.94*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $66,973      $83,533      $60,669      $29,239      $49,581       $2,925
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .98*        1.90         2.10(d)      2.10(d)      2.10(d)      1.25*(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.30)*       (.87)         .06(d)       .06(d)      (.23)(d)      .11*(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 48.55*      139.96       163.86       112.35       141.81        45.90*
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of $0.01, $0.02, $0.04 and $0.09 per class A share for the periods ended August 31, 1999, August 31, 1998, August 31, 1997 and August 31, 1996, respectively.
    (Note 2)

(e) Net investment income was less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                           February 28                                        Oct. 30, 1996+
operating performance               (Unaudited)           Year ended August 31         to August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.53        $9.26        $5.74       $10.87        $9.95
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.06)        (.18)        (.05)(d)     (.07)(d)     (.09)(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.38)        1.48         3.57        (4.86)        1.14
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.44)        1.30         3.52        (4.93)        1.05
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.01)          --(e)        --         (.01)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.20)        (.12)
-----------------------------------------------------------------------------------------------------
In excess of
net investment income                     --         (.02)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.03)          --         (.20)        (.13)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.09       $10.53        $9.26        $5.74       $10.87
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (23.17)*      13.96        61.37       (45.99)       10.67*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $42,381      $52,534      $44,838      $21,722      $38,044
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.36*        2.65         2.85(d)      2.85(d)      2.39*(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.68)*      (1.63)        (.69)(d)     (.72)(d)     (.76)*(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 48.55*      139.96       163.86       112.35       141.81
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of $0.02, $0.02 and $0.03 per class B share for the periods ended August 31, 1999, August 31, 1998, and August 31, 1997, respectively. (Note 2)

(e) Distributions from net investment income were less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                     Six months
                                       ended                 For the period
Per-share                           February 28  Year ended  July 26, 1999+
operating performance               (Unaudited)   August 31  to August 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.58        $9.35        $9.56
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.06)        (.18)        (.02)(d)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.38)        1.49         (.19)
---------------------------------------------------------------------------
Total from
investment operations                  (2.44)        1.31         (.21)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                         --         (.02)          --
---------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --
---------------------------------------------------------------------------
In excess of
net investment income                     --         (.06)          --
---------------------------------------------------------------------------
Total distributions                       --         (.08)          --
---------------------------------------------------------------------------
Net asset value,
end of period                          $8.14       $10.58        $9.35
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (23.06)*      13.89        (2.20)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,608       $6,160          $81
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.36*        2.65          .29*(d)
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.67)*      (1.64)        (.25)*(d)
---------------------------------------------------------------------------
Portfolio turnover (%)                 48.55*      139.96       163.86
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of $0.02 per class C share for the period ended August 31, 1999. (Note 2)




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                           For the period
Per-share                           February 28                                        Oct. 30, 1996+
operating performance               (Unaudited)           Year ended August 31          to August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.58        $9.29        $5.76       $10.89        $9.95
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.15)        (.03)(d)     (.05)(d)     (.07)(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.39)        1.48         3.57        (4.88)        1.14
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.44)        1.33         3.54        (4.93)        1.07
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.01)        (.01)          --         (.01)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.20)        (.12)
-----------------------------------------------------------------------------------------------------
In excess of
net investment income                     --         (.03)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.04)        (.01)        (.20)        (.13)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.14       $10.58        $9.29        $5.76       $10.89
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (23.06)*      14.24        61.59       (45.91)       10.88*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,913       $3,835       $3,817       $1,993       $4,043
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.23*        2.40         2.60(d)      2.60(d)      2.18*(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.55)*      (1.37)        (.41)(d)     (.43)(d)     (.53)*(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 48.55*      139.96       163.86       112.35       141.81
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of $0.02, $0.02 and $0.03 per class M share for the periods ended August 31, 1999, August 31, 1998, and August 31, 1997, respectively. (Note 2)



NOTES TO FINANCIAL STATEMENTS
February 28, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Emerging Markets Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing in common stocks and other equity securities of emerging market companies.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Effective March 15, 2001, a redemption fee of 1.00% of the total redemption amount will apply to any shares purchased after March 15, 2001 that are held for less than 90 days.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended February 28, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2000, the fund had a capital loss carryover of approximately $25,690,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $   494,000    August 31, 2006
    25,196,000    August 31, 2007

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $3,662. These expenses have been fully amortized as of February 28, 2001.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2001, the fund's expenses were reduced by $78,082 under these arrangements.

Each independent Trustee of the trust receives an annual Trustee fee, of which $741 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended February 28, 2001, Putnam Retail Management, Inc., acting as underwriter received net commissions of $18,291 and $711 from the sale of class A and class M shares, respectively, and received $50,216 and $1,775 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended February 28, 2001, Putnam Retail Management, Inc., acting as underwriter received $571 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended February 28, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $65,795,883 and $57,334,498, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                        Six months ended February 28, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,769,559        $ 50,442,427
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             5,769,559          50,442,427

Shares
repurchased                                 (5,460,971)        (48,242,038)
---------------------------------------------------------------------------
Net increase                                   308,588        $  2,200,389
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,472,667        $ 85,869,545
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   43,532             519,340
---------------------------------------------------------------------------
                                             7,516,199          86,388,885

Shares
repurchased                                 (6,173,146)        (69,526,277)
---------------------------------------------------------------------------
Net increase                                 1,343,053        $ 16,862,608
---------------------------------------------------------------------------

                                        Six months ended February 28, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,263,771         $10,850,466
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,263,771          10,850,466

Shares
repurchased                                 (1,016,329)         (8,694,384)
---------------------------------------------------------------------------
Net increase                                   247,442         $ 2,156,082
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,866,878        $ 32,402,636
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,665             114,428
---------------------------------------------------------------------------
                                             2,876,543          32,517,064

Shares
repurchased                                 (2,730,664)        (30,262,074)
---------------------------------------------------------------------------
Net increase                                   145,879        $  2,254,990
---------------------------------------------------------------------------

                                        Six months ended February 28, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    280,299         $ 2,406,373
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               280,299           2,406,373

Shares
repurchased                                   (173,106)         (1,427,526)
---------------------------------------------------------------------------
Net increase                                   107,193         $   978,847
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    658,603         $ 8,147,107
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                      	               307               3,661
---------------------------------------------------------------------------
                                               658,910           8,150,768

Shares
repurchased                                    (85,500)         (1,016,106)
---------------------------------------------------------------------------
Net increase                                   573,410         $ 7,134,662
---------------------------------------------------------------------------

                                        Six months ended February 28, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    105,591           $ 912,821
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               105,591             912,821

Shares
repurchased                                   (110,491)           (934,792)
---------------------------------------------------------------------------
Net decrease                                    (4,900)          $ (21,971)
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    219,007         $ 2,516,666
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,242              14,737
---------------------------------------------------------------------------
                                               220,249           2,531,403

Shares
repurchased                                   (268,700)         (3,074,677)
---------------------------------------------------------------------------
Net decrease                                   (48,451)        $  (543,274)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Justin M. Scott
Vice President

Thomas R. Haslett
Vice President and Fund Manager

J. Peter Grant
Vice President and Fund Manager

Stephen S. Oler
Vice President and Fund Manager

Carmel Peters
Vice President and Fund Manager

Claudio Brocado
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Emerging Markets Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA004-70434  2AY/2CK/2CL  4/01


Putnam
International
Voyager
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam International Voyager Fund's ability to invest across a wide band of the world's stock markets outside the United States is one of its strengths. The feature also presents a daunting challenge for your fund's management team as it seeks out promising investments. Such an undertaking would hardly be possible without the depth and breadth of Putnam's research capability.

However, even such impressive resources cannot make much headway against the turbulence that has rocked the world's equity markets during the past year. Past performance, of course, should never be taken as an indication of future results. But in our opinion, a more reliable gauge of the fund's potential might be seen in the fine returns it has posted since its introduction in 1995.

In the report that follows, your fund's management team reviews the market strategy and investment results for the semiannual period ended February 28, 2001. The managers also discuss the fund's potential strengths and challenges as it enters the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
April 18, 2001

REPORT FROM FUND MANAGEMENT

Joseph P. Joseph
Andrew Graham
Omid Kamshad

The first half of Putnam International Voyager Fund's 2001 fiscal year was a period riddled with uncertainty for global stocks. For the semiannual period ended February 28, 2001, international markets generally reflected trends in the U.S. market: Economic growth slowed, and the growth stocks that had shone during 1999 were hit with earnings disappointments. As markets around the world adjusted their expectations, volatility remained high and widespread. Reflecting these conditions, your fund declined during the period, but nevertheless benefited from its broad diversification and its neutral positioning relative to the traditional growth and value investment styles.

Total return for 6 months ended 2/28/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -21.56% -26.07%  -21.86% -25.75%  -21.85% -22.63%  -21.77% -24.51%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* ASIAN STOCKS FALTERED AS EUROPE CONTINUED TO FLOURISH

Our stock selection method, based on comparing a stock's valuation with its long-term returns on capital, leads us to stocks with fundamental strength and gives us the flexibility to favor more defensive types of stocks, as we did during the period. As is typically the case in international investing, business conditions varied across sectors and from region to region during the past six months. Your fund benefited from maintaining a significant underweighting to troubled technology and telecommunications stocks while increasing exposure to better-performing sectors including capital goods, transportation, and conglomerates.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Advertising and
marketing services              	9.0%

Banking	                            7.8%

Engineering and
construction                    	7.3%

Investment banking/
brokerage	                        6.3%

Conglomerates                   	5.6%

Footnote reads:
*Based on net assets as of 2/28/01. Holdings will vary over time.

We have continued to take profits on many Asian stocks, particularly in Japan, and have steadily reduced the fund's exposure during the period. Japan's economy has not shown any signs of rejuvenation; in fact, it flirted with recession during the second half of 2000 and still teeters on the verge of contracting during the first months of 2001. We will continue to monitor the situation and adjust the fund's weightings accordingly.

We offset the fund's underweighting in Japan by concentrating our attention on European stocks, particularly those from continental markets such as France and Spain. Europe has continued to enjoy healthy economic growth. As a region, it is growing faster than the United States or Japan. Outside of Europe, we increased our interest in Canada; one of the fund's Canadian holdings is Quebecor World, a magazine publisher that offers attractive valuations.

* FINDING ATTRACTIVE VALUES IN OTHER AREAS

To review our management process, our stock selection strategy is to seek small to midsize international companies with attractive growth prospects based on their ability to generate returns on invested capital. We rely on fundamental company research and a valuation method that identifies stocks priced below what is justified based on their potential for long-term returns.

We are careful to avoid many cyclical stocks from fundamentally unattractive businesses, even those that may be outperforming their peers. We found this to be the case within the basic materials sector. In most basic material industries, global production capacity is rising faster than global demand and has thus created a fundamentally unattractive environment particularly in the chemical, steel, and mining industries. This excess capacity will continue to depress returns in periods when capital costs increase. Should the current situation change, we will make a careful review and make modifications as necessary.

With the continued underperformance in the technology and telecommunications sectors and our consequent reductions, we have sought out several promising opportunities in other areas. We are especially interested in several construction companies in Spain. The Spanish government has initiated a large-scale infrastructure development project to build high-speed railways as well as major roads and bridges. The program will take the next six to seven years to complete and the contracts will go to a limited number of construction companies. The government is acting to take advantage of subsidies provided by the European Union. Spain must act quickly because developing East European countries are likely to join the EU in coming years and would be given preference for infrastructure spending. We hold positions in two Spanish construction companies, Grupo Dragados and ACS, which will be substantially involved in this project and we expect them to outperform as the market catches on to their potential.

Putnam International Voyager Fund received a 5-star overall Morningstar Rating as of March 31, 2000 among 1,292 funds rated in the international equity fund category.*

* For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Past performance does not indicate future results.

  Putnam International Voyager Fund received 5 stars for the 3- and 5-year periods among 1,292 and 808 international equity funds, respectively.

We have seen this happen with Vinci, another capital goods holding we bought in February 2000. This French company is one of the largest owners of parking lots and highway administrators in Europe. This well-managed company contributed to the fund's performance since the market took notice and re-rated its securities.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Grupo Dragados S.A.
Spain
Engineering and construction

Vinci S.A.
France
Engineering and construction

Sparebanken NOR
Norway
Banking

Firstgroup PLC
United Kingdom
Transportation services

Kidde PLC
United Kingdom
Electrical equipment

Publicis S.A.
France
Advertising and marketing services

Hegemeyer N.V.
The Netherlands
Commercial and consumer services

Cordiant Communications Group
United Kingdom
Advertising and marketing services

Sampo Insurance Co., Ltd. Class A
Finland
Investment banking/brokerage

Havas Advertising S.A.
France
Advertising and marketing services

Footnote reads:
These holdings represent 25.2% of the fund's net assets as of 2/28/01. Portfolio holdings will vary over time.


We have recently found stocks with attractive valuations in the United Kingdom. Within the transportation sector, U.K. company FirstGroup served the fund well during the period. Based in England, FirstGroup is one of the largest bus operators in Europe, and after two well-timed acquisitions in July 2000, it became the second largest school bus operator in the United States. We found the company's stock price compelling and believe its efforts to improve service by managing schedules more effectively should contribute favorably to performance.

* TRANSPORTATION, CONGLOMERATES SECTORS BENEFITED FUND

Asur, the fund's principal holding in Mexico, is also in the transportation sector. We first purchased this airport facility operator when it was issued as an IPO during the second half of 2000, and have added to the position during the period. Asur's principal asset is the Cancun International Airport. The company's Scandinavian management team has extensive experience in extracting value from airport franchises, including the Copenhagen Airport in Denmark, rated as the number one airport in the world (according to the latest IATA survey). The Cancun International Airport is an underdeveloped franchise that we believe has great potential under Asur's professional organization.

We also added to positions in the conglomerates sector during the period. The French manufacturing company Zodiac is relatively unknown outside France but is one of the largest manufacturers of aircraft seats and airplane evacuation chutes in the world. While Boeing has provided the bulk of its business, French commercial aircraft maker AirBus Industrie has just stepped up its orders, another indication of this company's favorable standing.

At the other end of the conglomerates spectrum is Regus, a U.K. holding, which specializes in providing temporary office accommodation. Since launching an IPO in the United States last year, Regus's fast-paced occupancy growth and expansion has demonstrated its staying power.

* OUTLOOK: FUNDAMENTALS REMAIN POSITIVE

The volatility in international stocks during the period has not precipitated large changes in the portfolio, with the exception of the allocation shift in the technology and telecommunications sectors. Our research suggests that the fundamental business situation remains positive; international companies continue to become more investor friendly, focusing on rewarding shareholders and placing profitable management teams at the helm.

In terms of international markets, Europe's economy is the most healthy at this time. It did not experience the excesses associated with the U.S. economic boom in 1999 and 2000, and it is not so adversely affected by current U.S. fears of recession. We remain pessimistic on Japanese equities. Weak domestic demand and a slowdown in manufacturing, technology, and telecommunications leave few attractive investment opportunities in Japan. Both Japan and Asia may benefit as the effects of recent interest-rate cuts by the U.S. Federal Reserve Board begin to stimulate U.S. demand later this year.

The U.S. rate cuts also increase the likelihood of similar reductions in Europe and Asia. Such a trend may encourage optimism and lead to a more favorable earnings outlook a year from now. At the end of the first half of its 2001 fiscal year, your fund is positioned to take advantage of the fundamental strengths in international markets and improving market sentiment.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/28/01, there is no guarantee the fund will continue to hold these securities in the future. International investing includes certain risks, such as currency fluctuations, economic instability, and political developments. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International Voyager Fund is designed for investors seeking capital appreciation through common stocks of smaller-capitalization companies located outside the United States.




TOTAL RETURN FOR PERIODS ENDED 2/28/01

                     Class A         Class B         Class C         Class M
(inception dates)   (12/28/95)      (10/30/96)      (7/26/99)       (10/30/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -21.56% -26.07% -21.86% -25.75% -21.85% -22.63% -21.77% -24.51%
------------------------------------------------------------------------------
1 year          -34.95  -38.70  -35.43  -38.65  -35.43  -36.07  -35.28  -37.54
------------------------------------------------------------------------------
5 years         168.94  153.43  158.92  156.92  159.24  159.24  162.33  153.18
Annual average   21.88   20.44   20.96   20.77   20.99   20.99   21.27   20.42
------------------------------------------------------------------------------
Life of fund    179.07  162.98  168.60  167.60  168.75  168.75  171.86  162.33
Annual average   21.96   20.57   21.06   20.97   21.07   21.07   21.34   20.51
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/01

                                         MSCI EAFE       Consumer
                                           Index        price index
----------------------------------------------------------------------
6 months                                  -14.31%          2.03%
----------------------------------------------------------------------
1 year                                    -17.39           3.59
----------------------------------------------------------------------
5 years                                    29.66          13.60
Annual average                              5.33           2.58
----------------------------------------------------------------------
Life of fund                               30.63          14.34
Annual average                              5.31           2.63
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. The fund's performance reflects a voluntary expense limitation currently or previously in effect. Had it not been in effect, the fund's total return would have been lower. For a portion of these periods, the fund was offered on a limited basis and had limited assets.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/28/01

                          Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)       1             1             1             1
------------------------------------------------------------------------------
Income                       --            --            --            --
------------------------------------------------------------------------------
Capital gains
  Long-term               $0.052        $0.052        $0.052        $0.052
------------------------------------------------------------------------------
  Short-term                 --            --            --            --
------------------------------------------------------------------------------
  Total                   $0.052        $0.052        $0.052        $0.052
------------------------------------------------------------------------------
Share value:            NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
8/31/00               $26.76  $28.39    $26.31        $26.59    $26.50  $27.46
------------------------------------------------------------------------------
2/28/01                20.94   22.22     20.51         20.73     20.68   21.43
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 3/31/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (12/28/95)      (10/30/96)      (7/26/99)       (10/30/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -23.11% -27.53% -23.40% -27.22% -23.40% -24.16% -23.31% -25.99%
------------------------------------------------------------------------------
1 year          -37.12  -40.74  -37.58  -40.69  -37.58  -38.20  -37.44  -39.63
------------------------------------------------------------------------------
5 years         133.18  119.85  124.67  122.67  124.91  124.91  127.44  119.39
Annual average   18.45   17.06   17.57   17.36   17.60   17.60   17.86   17.02
------------------------------------------------------------------------------
Life of fund    153.21  138.62  143.59  142.59  143.73  143.73  146.62  137.97
Annual average   19.32   17.98   18.44   18.35   18.46   18.46   18.72   17.92
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged list of equity securities from Europe, Australasia and the Far East, with all values expressed in U.S. dollars. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
February 28, 2001 (Unaudited)

COMMON STOCKS (95.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (0.1%)
-------------------------------------------------------------------------------------------------------------------
             32,300 News Corp., Ltd. ADR                                                              $   1,180,565
             15,629 Rio Tinto, Ltd.                                                                         271,136
                                                                                                      -------------
                                                                                                          1,451,701

Belgium (0.1%)
-------------------------------------------------------------------------------------------------------------------
              3,374 Dexia                                                                                   561,472
             18,669 Fortis B                                                                                539,302
                                                                                                      -------------
                                                                                                          1,100,774

Brazil (0.1%)
-------------------------------------------------------------------------------------------------------------------
             18,400 Companhia de Bebidas das Americas ADR                                                   452,640
             23,000 Petroleo Brasileiro ADR (NON)                                                           656,190
                                                                                                      -------------
                                                                                                          1,108,830

Canada (6.3%)
-------------------------------------------------------------------------------------------------------------------
             35,600 Bank of Nova Scotia                                                                   1,014,219
             31,500 BCE, Inc.                                                                               839,475
             30,600 BCE, Inc.                                                                               816,786
            481,800 Cognos, Inc. (NON)                                                                   10,147,913
            297,400 Fairfax Financial Holdings, Ltd. (NON)                                               42,752,222
          2,421,200 Mitel Corp. (NON)                                                                    19,965,724
             24,100 Nortel Networks Corp.                                                                   448,804
          1,070,651 Open Text Corp. (NON)                                                                31,551,464
             12,300 PanCanadian Petroleum, Ltd.                                                             353,633
          1,105,854 Quebecor World, Inc.                                                                 24,914,954
             50,600 Sun Life Financial Services of Canada, Inc.                                           1,132,416
             25,700 Suncor Energy, Inc.                                                                     661,980
             35,600 Toronto-Dominion Bank                                                                   953,970
                                                                                                      -------------
                                                                                                        135,553,560

Denmark (4.0%)
-------------------------------------------------------------------------------------------------------------------
             30,165 Danske Bank A/S                                                                         525,866
            320,683 Genmab A/S (NON)                                                                      5,570,706
            351,500 Genmab A/S 144A (NON)                                                                 6,106,039
          1,166,211 GN Store Nord A/S                                                                    16,451,207
            654,639 NEG Micon A/S (NON)                                                                  36,051,601
            434,747 Vestas Wind Systems A/S                                                              21,263,867
                                                                                                      -------------
                                                                                                         85,969,286

Finland (5.8%)
-------------------------------------------------------------------------------------------------------------------
          1,483,749 Comptel Oyj                                                                          11,172,461
             33,903 Nokia OYJ Class A                                                                       766,792
          2,355,675 Perlos Oyj                                                                           23,823,884
            401,911 Pohjola Group Insurance Corp.                                                        15,889,230
            964,160 Sampo Insurance Co., Ltd. Class A                                                    50,970,800
             69,516 Stora Enso Oyj Class A                                                                  747,782
          1,002,989 Teleste Oyj                                                                          20,287,258
                                                                                                      -------------
                                                                                                        123,658,207

France (13.9%)
-------------------------------------------------------------------------------------------------------------------
             15,779 Alstom                                                                                  435,216
             36,988 Aventis S.A.                                                                          2,985,794
              4,322 Axa S.A.                                                                                545,184
              2,372 Bouygues S.A.                                                                            92,445
          1,408,544 CNP Assurances                                                                       45,351,438
          1,378,800 Elior (NON)                                                                          18,748,820
             16,782 France Telecom S.A.                                                                     998,280
            339,680 GFI Informatique (NON)                                                                8,775,680
              8,154 Groupe Danone                                                                         1,126,767
             19,100 Havas Advertising ADR                                                                   262,625
          3,627,034 Havas Advertising S.A.                                                               50,687,365
             14,768 Lafarge Coppee                                                                        1,439,236
          1,604,179 Publicis S.A.                                                                        53,243,246
             60,209 Sanofi-Synthelabo S.A.                                                                3,266,013
             23,197 Television Francaise I                                                                1,001,744
             45,854 TotalFinaElf S.A. Class B                                                             6,471,279
            955,918 Vinci S.A.                                                                           57,566,051
             19,100 Vivendi Universal S.A. ADR                                                            1,207,120
            168,765 Zodiac S.A.                                                                          44,066,162
                                                                                                      -------------
                                                                                                        298,270,465

Germany (4.4%)
-------------------------------------------------------------------------------------------------------------------
              5,340 Allianz AG                                                                            1,765,000
             52,114 Bayerische Motoren Werke BMW AG                                                       1,815,926
             15,461 Bayerische Vereinsbank AG                                                               952,395
             27,775 Deutsche Post AG (NON)                                                                  592,698
            916,027 Kamps AG                                                                              9,095,708
             13,707 Metro AG                                                                                658,466
              5,485 Muenchener Rueckversicherungs AG                                                      1,776,113
            946,348 ProSieben SAT.1 Media AG                                                             25,232,098
              4,664 SAP AG-Vorzug                                                                           717,825
              3,097 SAP AG                                                                                  486,902
            646,741 SGL Carbon (NON)                                                                     38,768,812
            365,789 Zapf Creaton AG                                                                      11,938,877
                                                                                                      -------------
                                                                                                         93,800,820

Hong Kong (0.3%)
-------------------------------------------------------------------------------------------------------------------
            173,000 Cheung Kong Infrastructure Holdings                                                   2,096,015
             77,000 China Telecom, Ltd. (NON)                                                               421,536
              4,000 CLP Holdings, Ltd.                                                                       20,975
          4,295,500 CNOOC, Ltd. (NON)                                                                     3,855,035
            161,000 Hong Kong and China Gas Co., Ltd.                                                       241,506
            145,000 Hong Kong Electric Holdings, Ltd.                                                       547,482
                                                                                                      -------------
                                                                                                          7,182,549

Ireland (0.1%)
-------------------------------------------------------------------------------------------------------------------
             86,573 CRH PLC                                                                               1,627,722
             22,983 Elan Corp. PLC ADR (NON)                                                              1,257,269
                                                                                                      -------------
                                                                                                          2,884,991

Italy (7.1%)
-------------------------------------------------------------------------------------------------------------------
             22,876 Banca Commerciale Italiana SpA                                                          139,023
            306,213 Banca Intesa SpA                                                                      1,283,787
          6,277,391 Bipop-Carire SpA (REL)                                                               36,186,887
          7,809,106 Banca Popolare di Milano                                                             40,206,276
          3,507,125 Banca Popolare di Verona                                                             39,918,700
             55,317 Istituto Bancario San Paolo di Torino                                                   841,707
         20,649,600 Parmalat Finanziaria SpA                                                             32,844,469
            113,743 Telecom Italia SpA-RNC                                                                1,183,793
             75,440 Telecom Italia SpA                                                                      421,012
                                                                                                      -------------
                                                                                                        153,025,654

Japan (6.8%)
-------------------------------------------------------------------------------------------------------------------
              3,300 Acom Co., Ltd.                                                                          247,092
            503,300 Aiful Corp.                                                                          39,187,523
             13,000 Asatsu, Inc.                                                                            320,399
             22,000 Eisai Co., Ltd.                                                                         560,976
              2,100 Fast Retailing Co., Ltd.                                                                338,300
          1,158,000 FDK Corporation (NON)                                                                 7,199,232
                 43 Fuji Television Network, Inc.                                                           293,365
             11,000 Fujisawa Pharmaceutical Co.                                                             281,426
             22,000 Honda Motor Co., Ltd.                                                                   861,163
                  1 Japan Telecom Co., Ltd.                                                                  15,692
            170,516 MACNICA, Inc.                                                                        16,722,958
              4,000 Murata Manufacturing Co., Ltd.                                                          331,912
             14,000 NEC Corp.                                                                               227,921
              1,368 NET One Systems Co., Ltd.                                                            32,432,543
            320,000 Nikko Securities Co., Ltd.                                                            2,319,632
              4,600 Nintendo Co., Ltd.                                                                      752,021
                273 Nippon Telegraph and Telephone Corp.                                                  1,788,027
              3,650 Nippon Television Network Corp.                                                       1,199,962
          1,044,400 Nissin Food Products                                                                 25,829,439
                 95 NTT DoCoMo, Inc.                                                                      1,644,636
                 49 NTT DoCoMo, Inc. 144A                                                                   848,286
              4,300 Rohm Co., Ltd.                                                                          696,742
             36,000 Sankyo Co. Ltd.                                                                         750,640
            559,200 Shimano, Inc.                                                                         8,889,210
             14,000 Shinogi & Co., Ltd.                                                                     240,577
             22,000 Shiseido Co., Ltd.                                                                      219,700
              7,300 Sony Corp.                                                                              526,053
             21,000 Takeda Chemical Industries                                                              993,945
             22,000 Toyota Motor Corp.                                                                      765,478
                                                                                                      -------------
                                                                                                        146,484,850

Mexico (3.3%)
-------------------------------------------------------------------------------------------------------------------
              2,600 America Movil SA de Cv ADR (NON)                                                         46,540
          1,904,214 Coca-Cola Femsa S.A. ADR                                                             39,702,862
          1,724,668 Grupo Aeroportuario del Sureste S.A. de
                    C.V. ADR (ASUR) (NON)                                                                31,268,231
             11,300 Grupo Televisa S.A. GDR (NON)                                                           450,870
              9,500 Telefonos de Mexico S.A. ADR Class L                                                    306,470
                                                                                                      -------------
                                                                                                         71,774,973

Netherlands (6.5%)
-------------------------------------------------------------------------------------------------------------------
             30,320 Akzo-Nobel NV                                                                         1,469,076
             36,480 Fortis Amev NV                                                                        1,054,489
             14,600 Gucci Group NV                                                                        1,282,902
          2,234,939 Hagemeyer N.V.                                                                       52,212,542
            318,310 Hunter Douglas N.V.                                                                   8,018,725
          1,350,475 Internatio-Muller NV                                                                 29,488,634
             77,242 Internationale Nederlanden Groep                                                      5,329,773
             21,270 Koninklijke Philips Electronics NV                                                      699,505
            304,079 Moolen Holding (van Der)                                                             31,535,522
            639,300 OCE NV                                                                               10,403,572
                                                                                                      -------------
                                                                                                        141,494,740

Norway (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,885,591 Sparebanken NOR                                                                      56,937,189

Singapore (1.1%)
-------------------------------------------------------------------------------------------------------------------
             71,000 DBS Group Holdings Ltd.                                                                 802,053
          4,717,073 Overseas Union Bank, Ltd.                                                            22,180,170
             57,000 Overseas-Chinese Banking Corp.                                                          428,178
             40,000 Singapore Press Holdings, Ltd.                                                          504,616
             28,000 Venture Manufacturing, Ltd.                                                             216,756
                                                                                                      -------------
                                                                                                         24,131,773

South Korea (1.8%)
-------------------------------------------------------------------------------------------------------------------
            267,980 Cheil Communications, Inc.                                                           22,449,258
             37,000 Korea Electric Power Corp.                                                              758,656
             17,800 Korea Telecom Corp. ADR                                                                 534,000
             23,200 Pohang Iron & Steel Company, Ltd. ADR                                                   519,680
             10,800 Samsung Electronics Co.                                                               1,611,297
            414,350 Samsung Securities Co. Ltd.                                                          11,768,677
              2,800 SK Telecom Co., Ltd. ADR                                                                 54,572
                                                                                                      -------------
                                                                                                         37,696,140

Spain (5.6%)
-------------------------------------------------------------------------------------------------------------------
            682,674 Abengoa S.A.                                                                         21,490,752
            679,763 ACS, Actividades Cons y Serv                                                         18,280,492
              8,700 Altadis S.A.                                                                            123,981
             13,706 Banco Popular Espanol                                                                   485,276
          4,535,694 Grupo Dragados S.A.                                                                  59,215,662
          1,620,927 NH Hoteles S.A.                                                                      21,087,466
             28,159 Telefonica S.A. (NON)                                                                   480,248
                                                                                                      -------------
                                                                                                        121,163,877

Sweden (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,889,839 Arkivator AB                                                                         29,408,601
          1,063,340 Eniro AB                                                                             11,572,150
            151,488 Investor AB                                                                           2,133,959
             34,707 Sandvik AB                                                                              817,196
             54,456 Svenska Handelsbanken                                                                   913,877
                                                                                                      -------------
                                                                                                         44,845,783

Switzerland (4.1%)
-------------------------------------------------------------------------------------------------------------------
              1,881 Ares-Serono Group Class B                                                             1,541,288
                545 Cie Finance Richemont AG                                                              1,341,018
             37,386 Forbo Holding AG                                                                     16,388,751
            129,917 Geberit International AG                                                             36,622,566
                304 Julius Baer Holdings AG                                                               1,314,477
              1,040 Nestle S.A.                                                                           2,276,398
                800 Swatch Group AG (The) Class B                                                           888,677
              1,140 Swatch Group AG (The)                                                                   263,485
                394 Swiss Reinsurance Co.                                                                   825,696
             23,594 Tecan AG                                                                             23,813,820
              3,958 Zurich Financial Services AG                                                          1,891,065
                                                                                                      -------------
                                                                                                         87,167,241

Taiwan (0.5%)
-------------------------------------------------------------------------------------------------------------------
            753,400 ASE Test Limited (NON)                                                                9,700,025
            242,000 Taiwan Semiconductor Manufacturing Co. (NON)                                            673,407
                                                                                                      -------------
                                                                                                         10,373,432

United Kingdom (17.1%)
-------------------------------------------------------------------------------------------------------------------
             95,518 Astra Zeneca Group PLC                                                                4,337,337
          6,781,497 Aegis Group PLC                                                                      12,712,594
                631 ARM Holdings PLC (NON)                                                                    2,821
             95,635 BOC Group PLC                                                                         1,412,154
             86,289 BP Amco PLC                                                                             365,820
            314,845 British Petroleum Co. PLC                                                             2,601,457
             79,466 Cable & Wireless PLC                                                                    859,425
            113,997 Carlton Communications PLC                                                              849,864
             51,121 Chubb PLC (NON)                                                                         109,838
            234,881 Compass Group PLC (NON)                                                               1,869,615
         13,045,609 Cordiant Communications Group                                                        51,356,127
             26,571 EMI Group PLC                                                                           186,979
         12,863,578 FirstGroup PLC                                                                       56,575,302
             36,610 GlaxoSmithKline PLC (NON)                                                             1,005,680
            234,881 Granada PLC                                                                             653,688
          3,267,249 Hit Entertainment Plc                                                                19,905,551
             39,589 Imperial Chemical Industries PLC                                                        294,285
          1,040,900 Informa Group PLC                                                                     8,761,328
          2,864,700 Kelda Group PLC                                                                      15,490,865
         47,320,997 Kidde PLC (NON)                                                                      53,565,949
          3,369,742 Matalan PLC                                                                          26,239,507
             75,798 Misys PLC                                                                               656,355
          8,382,379 Regus PLC (NON)                                                                      42,305,867
             23,986 Rio Tinto PLC                                                                           440,995
             40,277 Royal Bank of Scotland Group PLC                                                        882,807
            170,265 Scottish Power PLC                                                                    1,172,368
          2,657,200 Severn Trent Water PLC                                                               27,166,628
            609,277 Shell Transportation & Trading                                                        5,051,820
            151,204 Siebe PLC                                                                               338,501
            120,230 Smith & Nephew PLC                                                                      571,260
             43,575 Smiths Industries PLC                                                                   439,846
            333,728 Tesco PLC                                                                             1,263,244
          3,423,700 Trinity PLC                                                                          23,841,148
             64,672 United Business Media PLC                                                               680,776
            433,678 Vodafone Group PLC                                                                    1,174,120
            120,349 WPP Group PLC                                                                         1,409,171
                                                                                                      -------------
                                                                                                        366,551,092

United States (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,828,600 Orient Express Hotels, Inc. (NON)                                                    31,269,060
             53,800 Pharmacia Corp.                                                                       2,781,460
                                                                                                     --------------
                                                                                                         34,050,520
                                                                                                     --------------
                    Total Common Stocks (cost $2,024,377,678)                                        $2,046,678,447

UNITS (--%) (a) (cost $62,151)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
              1,060 Korea Telecom Corp. structured warrant (issued by
                    Merrill Lynch & Co., CV) zero %, 2002
                    (South Korea)                                                                    $       55,224

SHORT-TERM INVESTMENTS (4.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $55,921,000 Interest in $300,000,000 joint repurchase agreement dated
                    February 28, 2001 with Credit Suisse First Boston due
                    March 1, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $55,929,512 for an
                    effective yield of 5.48%                                                         $   55,921,000
         50,000,000 Interest in $900,000,000 joint repurchase agreement dated
                    February 28, 2001 with S.B.C. Warburg, Inc. due
                    March 1, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $50,007,583 for an
                    effective yield of 5.46%                                                             50,000,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $105,921,000)                                 $  105,921,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,130,360,829) (b)                                      $2,152,654,671
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,148,692,383.

  (b) The aggregate identified cost on a tax basis is $2,154,445,157, resulting in gross unrealized appreciation and depreciation of $172,709,811 and $174,500,297, respectively, or net unrealized depreciation of $1,790,486.

(NON) Non-income-producing security.

(REL) BiPop-Carire SpA is involved in a joint venture with Putnam Investments.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary
      Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,130,360,829) (Note 1)                                    $2,152,654,671
-------------------------------------------------------------------------------------------
Cash                                                                                 39,996
-------------------------------------------------------------------------------------------
Foreign currency (cost $29,612)                                                      33,119
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,645,536
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            7,274,295
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   13,139,388
-------------------------------------------------------------------------------------------
Total assets                                                                  2,174,787,005

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  8,835,077
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       10,142,846
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      4,836,740
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          838,993
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        13,845
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          7,920
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,240,487
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              178,714
-------------------------------------------------------------------------------------------
Total liabilities                                                                26,094,622
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,148,692,383

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,418,022,452
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                        (18,672,157)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (272,923,028)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                22,265,116
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $2,148,692,383

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,132,198,558 divided by 54,072,325 shares)                                        $20.94
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $20.94)*                              $22.22
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($779,541,637 divided by 38,013,923 shares)**                                        $20.51
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($158,585,159 divided by 7,651,085 shares)**                                         $20.73
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($46,531,774 divided by 2,249,824 shares)                                            $20.68
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $20.68)*                              $21.43
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class Y share
($31,835,255 divided by 1,515,682 shares)                                            $21.00
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended February 28, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $457,365)                                    $   3,480,999
-------------------------------------------------------------------------------------------
Interest                                                                          4,787,916
-------------------------------------------------------------------------------------------
Total investment income                                                           8,268,915

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  9,854,954
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,750,199
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    16,339
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      9,572
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,473,410
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,112,466
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               801,211
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               189,497
-------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                          295
-------------------------------------------------------------------------------------------
Other                                                                               670,872
-------------------------------------------------------------------------------------------
Total expenses                                                                   19,878,815
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,237,448)
-------------------------------------------------------------------------------------------
Net expenses                                                                     18,641,367
-------------------------------------------------------------------------------------------
Net investment loss                                                             (10,372,452)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (248,512,040)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (292,524)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the period                                              52,496
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
during the period                                                              (303,251,917)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (552,003,985)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(562,376,437)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      February 28        August 31
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $   (10,372,452) $    (2,416,649)
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                        (248,804,564)     (12,169,036)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and asset and liabilities in foreign currencies          (303,199,421)     237,665,244
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                      (562,376,437)     223,079,559
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                                     --       (2,747,218)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (1,015,488)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --         (107,274)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --         (154,610)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                             (2,755,920)      (7,251,297)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,960,579)      (5,648,516)
--------------------------------------------------------------------------------------------------
   Class C                                                               (386,086)        (330,810)
--------------------------------------------------------------------------------------------------
   Class M                                                               (115,065)        (630,742)
--------------------------------------------------------------------------------------------------
   Class Y                                                                (69,860)              --
--------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
   Class A                                                                     --       (2,895,247)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (2,255,300)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --         (132,083)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --         (251,838)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     196,177,411    1,910,849,104
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (371,486,536)   2,110,508,240

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 2,520,178,919      409,670,679
--------------------------------------------------------------------------------------------------
End of period (including accumulated net investment
loss and distributions in excess of net investment
income of $18,672,157 and $8,299,705 respectively)                 $2,148,692,383   $2,520,178,919
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                                        For the period
Per-share                            February 28                                                     Dec. 28, 1995+
operating performance               (Unaudited)                 Year ended August 31                  to August 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $26.76       $17.28       $12.37       $11.66        $9.47        $8.50
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.07)         .05         (.01)         .05          .02(d)       .04(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.70)       10.13         5.33         1.25         2.28          .93
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.77)       10.18         5.32         1.30         2.30          .97
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --         (.15)        (.06)        (.04)        (.07)          --
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.08)          --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.05)        (.39)        (.27)        (.55)        (.04)          --
------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --         (.16)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.05)        (.70)        (.41)        (.59)        (.11)          --
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $20.94       $26.76       $17.28       $12.37       $11.66        $9.47
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (21.56)*      59.46        43.98        11.77        24.44        11.41*
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,132,199   $1,311,822     $216,735      $95,404      $40,687       $2,429
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .71*        1.48         1.78         1.92         2.10(d)      1.26*(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.29)*        .17         (.07)         .35          .15(d)       .44*(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                101.04*      144.34       106.76        89.50       126.65        55.87*
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for class A reflect a reduction of approximately $0.08 per share for the year ended August 31, 1996.
    Expenses for the period ended August 31, 1997 reflect a reduction of $0.02.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                           For the period
Per-share                           February 28                                        Oct. 30, 1996+
operating performance               (Unaudited)           Year ended August 31          to August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $26.31       $17.07       $12.25       $11.60        $9.82
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.15)        (.15)        (.12)        (.05)        (.06)(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.60)       10.01         5.27         1.25         1.94
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.75)        9.86         5.15         1.20         1.88
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.07)        (.02)          --         (.06)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.04)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.05)        (.39)        (.27)        (.55)        (.04)
-----------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --         (.16)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.05)        (.62)        (.33)        (.55)        (.10)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $20.51       $26.31       $17.07       $12.25       $11.60
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (21.86)*      58.24        42.84        10.94        19.35*
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $779,542     $936,798     $171,524      $73,176      $34,463
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.09*        2.23         2.53         2.67         2.39*(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.67)*       (.57)        (.83)        (.43)        (.50)*(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                101.04*      144.34       106.76        89.50       126.65
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for class B reflects a reduction of approximately $0.01 per share for the year ended August 31, 1997.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                           February 28  Year ended   July 26, 1999+
operating performance               (Unaudited)   August 31   to August 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $26.59       $17.27       $16.21
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.15)        (.11)        (.01)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.66)       10.11         1.07
---------------------------------------------------------------------------
Total from
investment operations                  (5.81)       10.00         1.06
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                         --         (.13)          --
---------------------------------------------------------------------------
In excess of net
investment income                         --           --           --
---------------------------------------------------------------------------
From net realized gain
on investments                          (.05)        (.39)          --
---------------------------------------------------------------------------
In excess of net
realized gain on investments              --         (.16)          --
---------------------------------------------------------------------------
Total distributions                     (.05)        (.68)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $20.73       $26.59       $17.27
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (21.85)*      58.41         6.54*
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $158,585     $170,579       $2,711
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.09*        2.23          .26*
---------------------------------------------------------------------------
Ratio of net investment income  (loss)
to average net assets (%)               (.67)*       (.44)        (.14)*
---------------------------------------------------------------------------
Portfolio turnover (%)                101.04*      144.34       106.76
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                           For the period
Per-share                           February 28                                        Oct. 30, 1996+
operating performance               (Unaudited)           Year ended August 31          to August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $26.50       $17.15       $12.30       $11.62        $9.82
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.12)        (.10)        (.08)        (.02)        (.03)(e)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.65)       10.10         5.28         1.25         1.93
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.77)       10.00         5.20         1.23         1.90
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.10)        (.03)          --(d)      (.06)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.05)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.05)        (.39)        (.27)        (.55)        (.04)
-----------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --         (.16)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.05)        (.65)        (.35)        (.55)        (.10)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $20.68       $26.50       $17.15       $12.30       $11.62
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (21.77)*      58.79        43.17        11.20        19.56*
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $46,532      $64,164      $18,701       $8,799       $4,086
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .96*        1.98         2.28         2.42         2.18*(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income  (loss)
to average net assets (%)               (.54)*       (.40)        (.58)        (.18)        (.26)*(e)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                101.04*      144.34       106.76        89.50       126.65
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Distributions from net investment income amounted to less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for class M reflect a reduction of approximately $0.02 per share for the year ended August 31, 1997.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                    Six months
                                       ended    For the period
Per-share                           February 28  Feb. 1, 2000+
operating performance               (Unaudited)   to August 31
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                   $26.81       $26.48
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (loss)(a)         (.04)         .15
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.72)         .18
--------------------------------------------------------------
Total from
investment operations                  (5.76)         .33
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net realized gain
on investments                          (.05)          --
--------------------------------------------------------------
Total distributions                     (.05)          --
--------------------------------------------------------------
Net asset value,
end of period                         $21.00       $26.81
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (21.49)*       1.25*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $31,835      $36,815
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .59*         .72*
--------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.17)*        .51*
--------------------------------------------------------------
Portfolio turnover (%)                101.04*      144.34
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
February 28, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam International Voyager Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principle place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended February 28, 2001, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $3,692. The expense has been fully amortized on a projected net asset basis over a five-year period as of February 28, 2001.


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2001, the funds expenses were reduced by $1,237,448 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,102 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the six months ended February 28, 2001, Putnam Retail Management, Inc., acting as underwriter received net commissions of $499,706 and $15,912 from the sale of class A and class M shares, respectively, and received $707,321 and $39,453 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended February 28, 2001, Putnam Retail Management, Inc., acting as underwriter received $62,307 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended February 28, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,341,228,545 and $2,184,501,678, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended February 28, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 33,381,064       $ 765,118,048
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  114,372           2,502,465
---------------------------------------------------------------------------
                                            33,495,436         767,620,513

Shares
repurchased                                (28,437,893)       (653,020,490)
---------------------------------------------------------------------------
Net increase                                 5,057,543       $ 114,600,023
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 68,740,703      $1,835,627,121
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  493,885          11,255,065
---------------------------------------------------------------------------
                                            69,234,588       1,846,882,186

Shares
repurchased                                (32,762,522)       (866,780,112)
---------------------------------------------------------------------------
Net increase                                36,472,066      $  980,102,074
---------------------------------------------------------------------------

                                        Six months ended February 28, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,041,182       $ 181,712,672
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   79,193           1,699,489
---------------------------------------------------------------------------
                                             8,120,375         183,412,161

Shares
repurchased                                 (5,713,752)       (128,328,793)
---------------------------------------------------------------------------
Net increase                                 2,406,623       $  55,083,368
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 32,274,430       $ 860,255,531
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  331,379           7,760,622
---------------------------------------------------------------------------
                                            32,605,809         868,016,153

Shares
repurchased                                 (7,046,922)       (182,244,609)
---------------------------------------------------------------------------
Net increase                                25,558,887       $ 685,771,544
---------------------------------------------------------------------------

                                        Six months ended February 28, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,405,063        $ 98,864,224
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   13,692             296,972
---------------------------------------------------------------------------
                                             4,418,755          99,161,196

Shares
repurchased                                 (3,182,346)        (71,421,370)
---------------------------------------------------------------------------
Net increase                                 1,236,409        $ 27,739,826
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,564,229        $206,941,929
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   18,746             443,344
---------------------------------------------------------------------------
                                             7,582,975         207,385,273

Shares
repurchased                                 (1,325,282)        (35,550,896)
---------------------------------------------------------------------------
Net increase                                $6,257,693        $171,834,377
---------------------------------------------------------------------------

                                        Six months ended February 28, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,021,281        $ 22,776,197
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,985             107,835
---------------------------------------------------------------------------
                                             1,026,266          22,884,032

Shares
repurchased                                 (1,197,590)        (27,206,310)
---------------------------------------------------------------------------
Net decrease                                  (171,324)       $ (4,322,278)
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,817,319        $ 73,544,449
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   42,329             996,440
---------------------------------------------------------------------------
                                             2,859,648          74,540,889

Shares
repurchased                                 (1,528,729)        (41,456,345)
---------------------------------------------------------------------------
Net increase                                 1,330,919        $ 33,084,544
---------------------------------------------------------------------------

                                        Six months ended February 28, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    698,612        $ 15,702,109
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,184              69,860
---------------------------------------------------------------------------
                                               701,796          15,771,969

Shares
repurchased                                   (559,214)        (12,695,497)
---------------------------------------------------------------------------
Net increase                                   142,582        $  3,076,472
---------------------------------------------------------------------------

                                           For the period February 1, 2000
                                              (commencement of operations)
                                                        to August 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,489,051        $ 69,623,878
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,489,051          69,623,878

Shares
repurchased                                 (1,115,951)        (29,567,313)
---------------------------------------------------------------------------
Net increase                                 1,373,100        $ 40,056,565
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Justin M. Scott
Vice President

Joseph P. Joseph
Vice President and Fund Manager

Omid Kamshad
Vice President and Fund Manager

Andrew Graham
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

SA011  70442  2AZ/2CI/2CJ  4/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam International Voyager Fund
Supplement to semiannual Report dated 2/28/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 2/28/01

                                                      NAV
6 months                                            -21.49%
1 year                                              -34.79
5 years                                             169.71
Annual average                                       21.95
Life of fund (since class A inception, 12/28/95)    179.87
Annual average                                       22.03

Share value:                                          NAV
8/31/00                                             $26.81
2/28/01                                             $21.00
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     1         --            $0.052        $0.052
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.